                                                                    EXHIBIT 10.1

PAGES WHERE CONFIDENTIAL TREATMENT HAS BEEN REQUESTED ARE MARKED "CONFIDENTIAL TREATMENT REQUESTED." THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION, AND THE APPROPRIATE SECTION HAS BEEN MARKED AT THE APPROPRIATE PLACE AND THE MARGIN WITH A STAR (*).

                         SEVENTH AMENDMENT TO CONVEYANCE
                                       OF
                              GAS PROCESSING RIGHTS

                            DATED AS OF APRIL 1, 2004

                                     BETWEEN

                         ENTERPRISE GAS PROCESSING, LLC,

                               SHELL OIL COMPANY,

                     SHELL EXPLORATION & PRODUCTION COMPANY,

                              SHELL OFFSHORE, INC.,

                   SHELL CONSOLIDATED ENERGY RESOURCES, INC.,

                          SHELL LAND & ENERGY COMPANY,

                         SHELL FRONTIER OIL & GAS, INC.

                                       AND

                            SHELL GULF OF MEXICO INC.

                                TABLE OF CONTENTS

1.   DEFINITIONS.................................................................................................      3
2.   TERM........................................................................................................      7
      2.1     Primary and Successive Terms.......................................................................      7
      2.2     Termination of Agreement...........................................................................      7
      2.3     Survival Provision.................................................................................      7
         2.3.1   Post Termination: Continuation as to Dedicated Leases...........................................      7
         2.3.2   Post Termination: Proposals for New Volumes.....................................................      8
3.   ASSIGNMENT OF GAS PROCESSING RIGHTS.........................................................................      8
      3.1     Grant of Processing Rights.........................................................................      8
      3.2     Attachment of Gas Processing Rights................................................................      9
      3.3     Producers' Nondisturbance Covenant; Prior Reservations or Contracts................................      9
      3.4     Processor's Right to Consume PTR...................................................................      9
      3.5     Title to Raw Make, Products, Processor's Retrograde and PTR........................................     10
      3.6     Limitations on Upstream Processing.................................................................     10
         3.6.1   Producer's Operational Requirements.............................................................     10
         3.6.2   Processor's Exclusive Rights....................................................................     10
         3.6.3   NGL Banks.......................................................................................     10
4.   PROCESSOR'S OBLIGATION TO PROCESS AND REDELIVER; LIMITATIONS................................................     11
      4.1     Processor's Obligation to Process and Redeliver Residue Gas........................................     11
      4.2     Temporary Cessation of Processing..................................................................     11
      4.3     Refused Volumes....................................................................................     11
         4.3.1   Insufficient Capacity; Option to Refuse Volumes.................................................     11
         4.3.2   Option to Reacquire Refused Volumes.............................................................     12
      4.4     Excludable Gas.....................................................................................     12
         4.4.1   Option to Exclude Certain Gas...................................................................     12
         4.4.2   Option to Reacquire Excludable Gas..............................................................     13
      4.5     Suspension in Case of Dangerous Condition..........................................................     13
5.   SPECIFICATIONS FOR GAS AND SLUG LIQUIDS.....................................................................     13
      5.1     Quality Specifications.............................................................................     13
      5.2     Testing............................................................................................     13
      5.3     Off-Spec Deliveries................................................................................     14
      5.4     Notification of Non-Conformity; Rejection of Delivery..............................................     14
      5.5     Acceptance of Nonconforming Product................................................................     14
      5.6     Processor's Limited Commitment to Accept Non-Conforming Product....................................     14
      5.7     Specifications for Residue Gas Redelivered by Processor............................................     14
      5.8     Off Spec Pipeline..................................................................................     15
6.   CONSIDERATION...............................................................................................     15
      6.1     Payment............................................................................................     15
      6.2     Consideration Basis................................................................................     15
      6.3     Consideration Timing...............................................................................     15
      6.4     Consideration Basis Updates........................................................................     15
      6.5     Processor Provided PTR.............................................................................     15
      6.6     Consideration Adjustment ..........................................................................     16

       6.7      Consideration Reduction..........................................................................     17
7.   PTR AND PTR TRANSPORTATION..................................................................................     18
8.   ROYALTY.....................................................................................................     18
      8.1     Responsibility for Royalty Payments................................................................     18
      8.2     Delivery of Royalty Taken In Kind..................................................................     19
      8.3     Compliance with Federal Acts.......................................................................     19
9.   METERING, ANALYSIS, AND ALLOCATION..........................................................................     19
      9.1     Gas Metering, Analysis and Reports.................................................................     19
      9.2     Liquids Metering and Analysis......................................................................     20
      9.3     Meter Failure......................................................................................     20
10.  INDEMNITY...................................................................................................     20
11.  CURTAILMENT.................................................................................................     20
      11.1    Mutual Agreement Not to Curtail or Withhold........................................................     20
      11.2    Limited Right to Interrupt Performance for Maintenance, etc........................................     20
12.  FORCE MAJEURE...............................................................................................     21
      12.1    Performance Excused................................................................................     21
      12.2    Force Majeure Defined..............................................................................     21
13.  AUDIT RIGHTS................................................................................................     21
14.  NOTIFICATIONS...............................................................................................     22
      14.1    Annual Information.................................................................................     22
      14.2    Notice of Material Changes to Annual Information...................................................     22
      14.3    Notice of Proposed Transfers of Dedicated Leases...................................................     22
      14.4    Notice of Pending Transportation Agreements........................................................     22
      14.5    Notice of Scheduled Plant Downtime.................................................................     22
15.  CONFIDENTIALITY.............................................................................................     22
      15.1    General............................................................................................     22
      15.2    Annual Information.................................................................................     23
16.  DISPUTE RESOLUTION..........................................................................................     23
      16.1    Arbitration. ......................................................................................     23
      16.2    Initiation of Procedures...........................................................................     23
      16.3    Negotiation Between Executives.....................................................................     24
      16.4    Binding Arbitration................................................................................     24
17.  TRANSFER AND ASSIGNMENT.....................................................................................     24
      17.1    Successors and Assigns.............................................................................     24
      17.2    Processor's Rights Under Leases....................................................................     25
      17.3    Affiliates of Producer Parties.....................................................................     25
      17.4    Excepted Leases....................................................................................     25
18.  MISCELLANEOUS...............................................................................................     25
      18.1    Title and Captions.................................................................................     25
      18.2    Pronouns and Plurals...............................................................................     25
      18.3    Separability.......................................................................................     25
      18.4    Successors.........................................................................................     26
      18.5    Further Actions....................................................................................     26
      18.6    Notices............................................................................................     26
      18.7    Amendment only in Writing..........................................................................     26

      18.8    Right of Ingress and Egress........................................................................     26
      18.9    No Special Damages.................................................................................     26
      18.10   Applicable Law.....................................................................................     27
      18.11   Entire Agreement...................................................................................     27
      18.12   Counterparts.......................................................................................     27

EXHIBIT A         Dedicated Leases as of August 1, 1999
EXHIBIT B         Excluded Leases
EXHIBIT C         Consideration Bases
EXHIBIT D         Upstream Pipelines
EXHIBIT E         Letter of Attornment

                         SEVENTH AMENDMENT TO CONVEYANCE
                            OF GAS PROCESSING RIGHTS

         THIS SEVENTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS (this "AGREEMENT") dated as of April 1, 2004 ("EFFECTIVE DATE") is made by and between Enterprise Gas Processing, LLC ("PROCESSOR"), a Delaware limited liability company, on the one hand, and Shell Oil Company ("SOC"), Shell Exploration & Production Company ("SEPCO"), Shell Offshore Inc., individually and as successor in interest by merger to Shell Deepwater Development Inc. and Shell Deepwater Production Inc. ("SOI"), Shell Consolidated Energy Resources Inc. ("SCERI"), Shell Land & Energy Company ("SLEC"), Shell Frontier Oil & Gas Inc. ("SFOGI"), and Shell Gulf of Mexico Inc. ("SGOM"), all Delaware corporations, on the other, the latter seven parties and their respective Affiliates (as defined below), successors and assigns being collectively referred to as "PRODUCER" or "PRODUCERS". Producers and Processor are sometimes referred to as a "PARTY" or collectively as the "PARTIES".

                                    RECITALS

         A. Effective January 1, 1982, SOI and SOC executed that certain Conveyance of Gas Processing Rights (the "ORIGINAL CONVEYANCE"), which granted to SOC the right to process SOI's gas sold pursuant to certain identified gas sale contracts.

         B. Effective January 1, 1984, SOC assigned its rights under the Original Conveyance to Shell Western E&P Inc. ("SWEPI").

         C. Effective January 1, 1992, the Original Conveyance was amended (the "FIRST AMENDMENT") to provide for a different method of calculating the annual compensation to be paid to SOI by SWEPI and to provide that a list of mineral leases, rather than gas sales contracts, to which the Original Conveyance applied, would be updated annually.

         D. Effective January 1, 1997, the First Amendment was amended (the "SECOND AMENDMENT") solely with respect to certain mineral leases, the production from which was dedicated for Processing at the Venice Plant of Venice Energy Services Company, L.L.C., to confirm SWEPI's ownership of the Gas Processing Rights for those mineral leases.

         E. Effective January 1, 1998, the Second Amendment was amended in its entirety (the "THIRD AMENDMENT") to (1) recognize and confirm SWEPI's ownership of the Producers' Gas Processing Rights associated with the Equity Gas attributable to the leases listed on Exhibit "A" to such Third Amendment, including the right to Process Equity Gas, and receive the benefits therefrom, with respect to such leases; (2) confirm that the transfer of such rights to SWEPI was and is binding on Producers as SOI's successors and assigns, and their respective Affiliates, notwithstanding non-compliance by Producer or SWEPI with respect to any provision concerning annual notification requirements of the First Amendment; (3) provide that SWEPI shall be conveyed without further act, the Gas Processing Rights for Equity Gas from any Lease upon the earlier of that point in time (x) when Gas production from such Lease is committed to be transported in an Upstream Pipeline, (y) when such Lease (or unitized portion thereof) begins

Gas production to an Upstream Pipeline, or (z) when SWEPI requires a written dedication of Gas Processing Rights for a Lease in connection with SWEPI's efforts to provide Processing capacity for Gas production from such Lease, regardless of whether Exhibit A is thereafter amended to include Leases; and (4) to make such other changes to the Conveyance as specified in the Third Amendment.

         F. Effective January 12, 1998, SWEPI assigned to Tejas Holdings, LLC all of its rights under the Third Amendment and Tejas Holdings, LLC subsequently assigned all of such rights to Tejas Natural Gas Liquids, LLC.

         G. Effective August 1, 1999, the Third Amendment was amended and, as so amended, restated in its entirety (the "FOURTH AMENDMENT") to clarify the respective rights and obligations of the Processor and Producers thereunder.

         H. Effective September 30, 1999, Tejas Natural Gas Liquids LLC changed its name to Enterprise Natural Gas Liquids, LLC.

         I. Effective October 31, 1999, Enterprise Natural Gas Liquids, LLC merged with and into Enterprise Products Operating L.P., with Enterprise Products Operating L.P. being the surviving entity of such merger.

         J. Effective March 31, 2001, Enterprise Products Operating L.P. assigned all of its rights under the Fourth Amendment to its wholly-owned subsidiary, Enterprise Gas Processing, LLC, which assignment was in all respects approved and consented to by Producers.

         K. Effective April 1, 2001, the Fourth Amendment was amended and, as so amended, restated in its entirety (the "FIFTH AMENDMENT") to incorporate certain changes in the respective rights and obligations of the Processor and Producers thereunder.

         L. Effective September 18, 2002, SGOM ratified and joined in the Fifth Amendment as a Producer Party.

         M. Effective March 1, 2003, the Fifth Amendment was amended and, as so amended, restated in its entirety (the "SIXTH AMENDMENT") to incorporate certain changes in the respective rights and obligations of the Processor and Producers thereunder.

         L. The Parties desire to further amend the Sixth Amendment to incorporate further changes in their respective rights and obligations thereunder and to restate the Conveyance in its entirety.

         NOW THEREFORE, in consideration of the mutual agreements, covenants and conditions herein contained, the Parties hereby amend and restate the Conveyance to read in its entirety as follows:

1.       DEFINITIONS.

         1.1 "AFFILIATE" means, with respect to any relevant Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such relevant Person in question. As used herein, the term "control" (including its derivatives and similar terms) means owning, directly or indirectly, the power (1) to vote ten percent or more of the voting stock of any such relevant Person and (2) to direct or cause the direction of the management and policies of any such relevant Person.

         1.2.     "ANNUAL INFORMATION" has the meaning given it in Section 14.1.

         1.3. "BTU" or "BRITISH THERMAL UNIT" means the quantity of heat required to raise the temperature of one pound of pure water from 58.5 degrees to 59.5 degrees on the Fahrenheit temperature scale at a constant pressure of
14.73 psia. The term "MMBTU" shall mean 1,000,000 BTU's.

         1.4      "COMMITMENT DATE" has the meaning given it in Section 3.2.

         1.5 "CONSIDERATION ADJUSTMENT" has the meaning given it in Section 6.6(a).

         1.6      "CONSIDERATION BASIS" has the meaning given it in Section 6.2.

         1.7      "CONSIDERATION PAYMENT" has the meaning given it in Section
6.6(a).

         1.8      "CONSIDERATION REDUCTION" has the meaning given it in Section
6.7.

         1.9 "CONVEYANCE" means the Original Conveyance, as amended to date and by this Agreement, and as it may hereafter be amended from time to time.

         1.10 "CUBIC FOOT OF GAS" shall mean the volume of Gas contained in one cubic foot of space at a standard pressure base of 14.73 pounds per square inch absolute, and at a standard temperature base of 60 (Degree)F. Whenever the conditions of pressure and temperature differ from the above standard, conversion of the volume from these conditions to the above stated standard conditions shall be made in accordance with the Ideal Gas Laws, corrected for deviation due to supercompressibility by the methods set forth in ANSI/API 2530, as revised or amended from time to time, and further detailed in American Petroleum Institute Manual of Petroleum Measurement Standards (API MPMS) Chapter 14, Section 2, American Gas Association (AGA) Report Number 3, "Compressibility Factors of Natural Gas and Other Related Hydrocarbons," as revised or amended from time to time. The terms "MCF" and "MMCF" shall mean, respectively, 1,000 Cubic feet of Gas and 1,000,000 Cubic feet of Gas.

         1.11 "DEDICATED LEASE" means a Lease owned by a Producer as of or after the Commitment Date as provided in Section 3.2.

         1.12 "EQUITY GAS" means Gas that is produced from a Dedicated Lease and is owned and marketed by, or on behalf of, Producers. Equity Gas shall also include any lessor's royalty Gas produced from a Dedicated Lease that is not taken "in-kind" by lessor and which is marketed by, or on behalf of, Producers. Equity Gas shall also include Gas produced from units which include Dedicated Leases or portions thereof, but only to the extent that unit Gas production is allocated to a Producer under the applicable unit agreement or order creating the unit, and which allocated share of unit Gas production is marketed by, or on behalf of, Producers. Equity Gas shall exclude the following:

                  (i) Gas consumed by a Producer in the development and operation of Dedicated Leases, including, but not limited to, the following operations: drilling; deepening; reworking of wells; compression; Gas lift; treating; separation; operationally integrated power generation; maintenance of facilities; and consumed as fuel in such operations.

                  (ii) Gas provided by a Producer to another operator or producer in the general vicinity of such Producer's operations to be used by such operators or producers for purposes similar to those set forth in (i) above; provided, however, if Gas furnished by Producer is used for such purposes, Producer shall keep Processor whole from an economic standpoint for any volumes that are so used.

                  (iii) Gas used by a Producer as makeup or non-consent Gas to or for the benefit of Third Parties as may be required under joint operating, Gas balancing or other similar agreements and produced from wells covered by such agreements, or to settle Gas imbalance claims with other mineral and/or leasehold interest owners.

                  (iv) Gas used by a Producer to make payment of royalty and/or overriding royalty in kind if required in the Dedicated Leases or instruments pursuant to which such royalties and overriding royalties were created, excluding any overriding royalties held by Affiliates of Producer.

                  (v) Gas attributable to overriding royalty interests owned by a Producer in Dedicated Leases, where such Producer is receiving net proceeds in payment of its overriding royalty interest in lieu of taking Gas in kind.

                  (vi) Gas produced from units which include Dedicated Leases or portions thereof, but only to the extent that unit Gas production is allocated to Third Parties under the applicable unit agreement or order creating the unit.

                  (vii) Gas which is actually used by pipelines for fuel to transport lease production and/or is otherwise flared, lost or unaccounted for prior to delivery to a Plant.

                  (viii) Gas which is precluded from being produced or Processed due to governmental intervention, regulations, laws or judicial or administrative orders.

         1.13     "EXCEPTED LEASES" has the meaning given it in Section 17.4.

         1.14     "EXCLUDABLE GAS" has the meaning given it in Section 4.4.1.

         1.15     "EXCLUDED LEASES" means the leases listed on Exhibit B.

         1.16     "EXISTING EQUITY GAS" has the meaning given it in Section
4.3.1.

         1.17 "FIELD DELIVERY POINT" means any point at which Gas being transported in Upstream Pipelines is measured for the purpose of allocating PTR and Products from a Plant.

         1.18 "GALLON" means one U.S. Standard Liquid Gallon of 231 cubic inches, adjusted to a temperature of 60(degree) F and either the equilibrium pressure of the product at 60(degree) F or 14.696 psia, whichever is greater.

         1.19 "GAS" means all vaporized hydrocarbons and vaporized concomitant materials whether produced from wells classified as oil wells or Gas wells.

         1.20     "GAS PROCESSING RIGHTS" has the meaning given it in Section
                  3.1.

         1.21 "GEOGRAPHICAL SCOPE" means that area (i) within the state waters of Louisiana, Texas, Mississippi, Alabama and Florida, and/or (ii) within the federal waters of the United States of America in the Gulf of Mexico, including any portion thereof claimed by Mexico.

         1.22     "GPM" means Gallons per MCF of Gas.

         1.23 "INJECTED LIQUIDS" means liquid hydrocarbons and liquid concomitant materials that are delivered into an Upstream Pipeline.

         1.24 "LEASE" means any oil, Gas, and/or mineral lease or interest therein owned now or hereafter acquired, in whole or part, by Producers or their Affiliates within the Geographical Scope, except for Excluded Leases.

         1.25     "NEW EQUITY GAS" has the meaning given it in Section 4.3.1.

         1.26     "NEW VOLUMES" has the meaning given it in Section 2.3.2.

         1.27     "OFF-SPEC DELIVERIES" has the meaning given it in Section 5.3.

         1.28 "PERSON" means any individual or entity, including, without limitation, any corporation, limited liability company, partnership (general or limited), joint venture, association, joint stock company, trust, unincorporated organization or government (including any board, agency, political subdivision or other body thereof).

         1.29     "PLANT" means a natural Gas processing plant.

         1.30 "PLANT DELIVERY POINT" means the point where an Upstream Pipeline interconnects with a Plant.

         1.31 "PLANT REDELIVERY POINT" means the point at or near the tailgate of a Plant at which the Residue Gas is delivered by a Plant into any interstate or intrastate pipeline connected to that Plant.

         1.32 "PROCESS" or "PROCESSING" means the removal of liquefiable hydrocarbons and/or impurities from Gas using mechanical separation, extraction, condensation, compression, absorption, stripping, refrigeration, adiabatic expansion, and/or other generally accepted natural Gas processing methods.

         1.33 "PROCESSING PARTY" means Enterprise Products Operating L.P. and any other wholly owned subsidiary of Enterprise Products Operating L.P., including Processor.

         1.34 "PROCESSOR" means Enterprise Gas Processing, LLC, a Delaware limited liability company, and its successors and assigns.

         1.35 "PROCESSOR'S RETROGRADE" means (i) liquefiable hydrocarbons that condense from Equity Gas in the Upstream Pipelines listed in Exhibit D, and
(ii) any liquid hydrocarbons that are collected in a Plant prior to Processing. Processor's Retrograde shall not include Injected Liquids but shall include any lessor's royalty share of such liquefiable hydrocarbons in clauses (i) and (ii) of this definition not taken "in kind" by lessor.

         1.36 "PRODUCER" means each of those entities listed in the first paragraph of this Agreement and their respective Affiliates, successors and assigns (but as to any such assigns, only to the extent such assigns acquire all or part of a lessee's interest in a Dedicated Lease).

         1.37 "PRODUCTS" means the individual liquefied hydrocarbons recovered from Equity Gas and/or Processor's Retrograde by Processing including, but not by way of limitation, condensate, natural gasoline, butanes, propane, ethane, and/or any unfractionated mixture thereof including, in each case, such methane as is liquefied and incidentally recovered.

         1.38 "PTR" means Plant thermal reduction or the heat content stated in MMBTU's removed from Equity Gas and/or Processor's Retrograde as a result of Processing, including those MMBTU's (i) associated with extraction of Products,
(ii) consumed in the operation of a Plant, and (iii) flared, lost or otherwise unaccounted for in the operation of a Plant.

         1.39     "QUALITY SPECIFICATIONS" has the meaning given it in Section
5.1.

         1.40 "RAW MAKE" means a combined stream of liquefied hydrocarbons and concomitant materials extracted from Equity Gas by Processing, including Processor's Retrograde if subsequently combined with the other Raw Make.

         1.41     "REFUSED VOLUMES" has the meaning given it in Section 4.3.1.

         1.42 "RESIDUE GAS" means the portion of Equity Gas remaining after removal of PTR and available for redelivery to a pipeline at the Plant Redelivery Point.

         1.43     "ROYALTY CHARGES" has the meaning given it in Section 8.1(a).

         1.44 "SLUG LIQUIDS" means free water, liquid hydrocarbons and other concomitant materials which are separated from Gas upstream of the Plant Delivery Point.

         1.45     "TERMINATION DATE" has the meaning given it in Section 2.2.

         1.46 "THIRD PARTY" means any Person that is not a Producer or Processor.

         1.47     "THIRD PARTY CONTRACT" has the meaning given it in Sections
4.3.1 and 4.4.1.

         1.48 "UPSTREAM PIPELINE" means any pipeline that transports Gas and/or Slug Liquids between the Field Delivery Points and the Plant Delivery Points.

2.       TERM.

         2.1 PRIMARY AND SUCCESSIVE TERMS. The term of this Agreement shall begin on August 1, 1999, and continue for a primary term of 20 years. At the end of the primary term, the term of this Agreement shall be automatically extended for ten successive two year terms, unless sooner terminated under Section 2.2.

         2.2 TERMINATION OF AGREEMENT. The Processor or any Producer shall have the right, subject to Section 2.3, to terminate this Agreement as to such Producer at the end of the primary term or at the end of any successive two year term thereafter ("TERMINATION DATE") by giving written notice of termination, in accordance with Section 18.6, no sooner than 20 nor later than 18 months prior to the expiration of the then effective primary term or two year successive term.

         2.3      SURVIVAL PROVISION.

                  2.3.1 POST TERMINATION: CONTINUATION AS TO DEDICATED LEASES. Notwithstanding termination of this Agreement pursuant to Section 2.2 above, the Gas Processing Rights held by Processor and all the provisions of this Agreement shall continue in full force and effect with respect to each Lease which is a Dedicated Lease as of the Termination Date until the expiration of each such Dedicated Lease.

                  2.3.2 POST TERMINATION: PROPOSALS FOR NEW VOLUMES. For a period of 20 years after the Termination Date, as to Gas which is discovered and is to be ultimately produced by Producers from Leases which were not Dedicated Leases as of the Termination Date ("NEW VOLUMES"), Producers agree to provide Processor, as soon as reasonably practicable, with notice of the estimated quantity of New Volumes and the estimated date on which such New Volumes will be available for Processing. Producers further agree that they will provide Processor a nonexclusive opportunity to submit a proposal to Process the New Volumes. If, in the sole discretion of the Producer offering the New Volumes, the proposal of Processor is not acceptable, then the Producer will notify Processor of such, without any obligation to disclose terms or conditions of, or differences between, other proposals. The Producer will then enter into negotiations with Processor for no more than a 15-day period in an effort to enter into agreements concerning the New Volumes. If Processor and Producer do not enter into such mutually agreeable Processing agreements within the 15-day period, then Producer shall be free to deliver and/or dedicate said New Volumes, in its sole discretion, and for any purpose, to a Third Party.

3.       ASSIGNMENT OF GAS PROCESSING RIGHTS.

         3.1 GRANT OF PROCESSING RIGHTS. Subject to the other provisions of this Agreement, Producers hereby grant, sell, transfer, convey and assign to Processor the following (the "GAS PROCESSING RIGHTS"):

                  (1) the exclusive right to process any and all Equity Gas for the extraction and retention of liquefiable hydrocarbons and other constituents of Raw Make and/or Products;

                  (2) all title, interest and /or ownership in Raw Make and/or Products recovered from Processing Equity Gas; and

                  (3) the right and option to assume, subject to this Agreement, any contract for the Processing of Equity Gas, including all of a Producer's rights and obligations therein, that is assumed by a Producer in connection with the acquisition of a Lease, provided that Processor has given written notice to the Producer of Processor's exercise of its option to assume such contract within 90 days of Processor's receipt of written notice from the Producer that Producer has assumed or intends to assume such contract in connection with its acquisition of a Lease, which said notice shall be given by Producer to Processor at a reasonable time.

It is the intention of the Parties to confer on the Processor, subject to this Agreement, the Gas Processing Rights, and the economic benefits and burdens to be derived therefrom, for all Gas from Leases, whether derived from (a) Leases which are currently owned by a Producer and which are currently Dedicated Leases or which subsequently become Dedicated Leases or (b) Leases which are subsequently acquired by a Producer and which are Dedicated Leases as of the date of acquisition or which subsequently become Dedicated Leases while still owned by a Producer, subject only to (i) rights previously granted by the transferors of subsequently acquired Leases to Third Parties as provided in
Section 3.3 and (ii) the right of Producers under Section

3.2 to transfer, free of Processor's rights under this Agreement, Leases that at the time of transfer are not Dedicated Leases.

         3.2 ATTACHMENT OF GAS PROCESSING RIGHTS. This conveyance of Gas Processing Rights shall be irrevocable as to Dedicated Leases, except for Excluded Leases. A Lease shall be considered a Dedicated Lease upon the earliest of that point in time (the "COMMITMENT DATE"): when (i) when a well is spud on the Lease; (ii) a Plan of Exploration or similar document including all or part of the Lease is submitted or amended to the appropriate regulatory agency and a well is or has been spud on any of the Leases included in the Plan of Exploration; (iii) a Development Operations Coordination Document or similar document including all or part of the Lease is submitted or amended to the appropriate regulatory agency; or (iv) Gas production begins from the Lease. A Lease acquired by a Producer shall become a Dedicated Lease on the later of (1) the effective date of the acquisition of such Lease by Producer if at any time prior to such acquisition an event occurred that would constitute a Commitment Date had the Producer owned an interest in such Lease at the time of such event, or (2) the later Commitment Date for such Lease. Dedicated Leases as of August 1, 1999 are listed on Exhibit A. Producer shall have the right to transfer, sell, assign, exchange or otherwise alienate a Lease free of any obligations under this Agreement and without any obligation to the Processor with respect to the Lease prior to its Commitment Date. In the case of a transfer, sale, assignment, exchange or other alienation of a Lease or an interest therein to a Third Party pursuant to what is generally known in the petroleum industry as a "perform to earn" contract, said transfer, sale, assignment, exchange or other alienation shall for purposes of this Agreement be considered to have taken place on the date on which such fully executed and delivered perform to earn contract is effective, not the later date on which the rights earned under said perform to earn contract are earned, nor the date on which said transfer, sale, assignment, exchange or other alienation is executed or made effective; provided, however, in the event any such Lease or interest therein reverts to Producer, it shall again be subject to this Agreement.

         3.3 PRODUCERS' NONDISTURBANCE COVENANT; PRIOR RESERVATIONS OR CONTRACTS. Excepting Producers' rights to sell, assign, exchange or otherwise alienate Leases as provided for in Section 3.2 and Producer's rights to enter into agreements which could cause Gas to be excluded from Equity Gas under Sections 1.12(i) through 1.12(viii), Producers agree not to make any assignment or conveyance of, or enter into any other obligation concerning Gas Processing Rights with respect to, any Lease to the prejudice of Processor or its rights under this Agreement. Producers further agree that, in connection with the acquisition of a Lease, they will not permit the transferor to reserve to itself or convey to any Person other than a Producer any right to Process Equity Gas to be produced from the Lease. However, as to any Lease acquired by a Producer subject to a prior grant of rights to Process Equity Gas to be produced under the Lease to Persons other than a Producer, Processor's rights under this Agreement shall be subject to such rights previously granted, to the extent thereof.

         3.4 PROCESSOR'S RIGHT TO CONSUME PTR. In conveying the Gas Processing Rights under this Agreement, Producers acknowledge and agree that the Equity Gas Processed in a Plant will be subject to a PTR incidental to the exercising of the Gas Processing Rights, and Producers hereby grant to Processor the rights to consume Equity Gas as PTR associated with Processor's Retrograde and Products.

* CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION, AND THE APPROPRIATE SECTION HAS BEEN MARKED AT THE APPROPRIATE PLACE AND THE MARGIN WITH A STAR (*).

         3.5 TITLE TO RAW MAKE, PRODUCTS, PROCESSOR'S RETROGRADE AND PTR. Producers hereby (i) represent and warrant to Processor that title to the liquefiable hydrocarbons in Equity Gas is and will be free from all production burdens, liens and adverse claims, (ii) warrant their right to sell the same and
(iii) agree to indemnify, defend and hold harmless Processor against all claims to said liquefiable hydrocarbons arising (x) by, through, or under Producers or
(y) prior to Producers' delivery of said liquefiable hydrocarbons to Processor. The transfer of title to the extracted liquefiable hydrocarbons shall pass to Processor at the meters for Raw Make and/or Products, as appropriate, of the applicable Plant. The Processor and Producers acknowledge and agree that title to PTR does not pass to Processor.

         3.6      LIMITATIONS ON UPSTREAM PROCESSING.

                  3.6.1 PRODUCER'S OPERATIONAL REQUIREMENTS. Producers agree that, except as dictated by operational requirements, including the need to meet pipeline specifications (excepting when such need will be met by Processor under this Agreement), they will not remove or permit to be removed any liquefiable hydrocarbons from Equity Gas upstream of the Plants except for (i) liquefiable hydrocarbons that condense from
*        the Gas during transportation to the Plants and (ii) [REDACTED].

                  3.6.2 PROCESSOR'S EXCLUSIVE RIGHTS. The rights granted to Processor herein are exclusive, and Producers shall use their commercially reasonable efforts to ensure that no owner or operator of an Upstream Pipeline shall have or exercise any right or opportunity to Process, or extract Products from, Equity Gas as to which the Gas Processing Rights have been conveyed to Processor under this Agreement.

                  3.6.3 NGL BANKS. In the event that any Upstream Pipeline or the shippers on an Upstream Pipeline institute a bona fide mechanism to mitigate inequities that may occur between shippers on such Upstream Pipeline as a result of such shippers' Gas streams containing different liquifiable hydrocarbon compositions being commingled in a pipeline with multiple delivery points located upstream of Gas Processing Plants (an "NGL BANK"), Producers and Processor agree to participate in the NGL Bank so as to confer on Processor the financial benefits and detriments related to such liquifiable hydrocarbons under the terms of the NGL Bank. Producers and Processor agree to execute and deliver to one another such instruments as may be necessary or useful and to take such further actions as may be reasonably necessary to carry out or further evidence the intent of this Section 3.7. Pending execution of such instruments, Producers shall not be required to curtail any Equity Gas production. However, Producers shall ensure Processor receives all financial benefits and detriments referenced in this Section 3.7 from the date of initiation of the NGL Bank.

4.       PROCESSOR'S OBLIGATION TO PROCESS AND REDELIVER; LIMITATIONS.

         4.1 PROCESSOR'S OBLIGATION TO PROCESS AND REDELIVER RESIDUE GAS. Subject to the provisions of this Agreement, throughout the term of this Agreement and for any subsequent period of time as contemplated by Section 2.3.1, Processor agrees to Process, or cause to be Processed, all Equity Gas. After Processing Equity Gas and/or Slug Liquids and the recovery of the Raw Make, Products and Processor's Retrograde therefrom, Processor shall deliver or cause to be delivered Producers' Residue Gas to Producers or Producers' designee at the applicable Plant Redelivery Point.

         4.2 TEMPORARY CESSATION OF PROCESSING. If at any time or from time to time Processor reasonably determines that the temporary cessation of Processing Equity Gas at a Plant would not cause curtailment of the applicable Equity Gas, then Processor shall have the option, in its sole discretion, to temporarily cease Processing at that Plant. Processor shall provide Producer with at least two business days' notice of any such election to temporarily cease Processing or to subsequently recommence Processing at a Plant and shall not change its election more than two times in a month.

         4.3      REFUSED VOLUMES.

                  4.3.1 INSUFFICIENT CAPACITY; OPTION TO REFUSE VOLUMES. If Processor accepts or has previously accepted for Processing Equity Gas from a Dedicated Lease, it may not thereafter refuse to Process any Equity Gas produced from or allocated to such Dedicated Lease ("EXISTING EQUITY GAS") on the basis of insufficient Plant capacity, except as provided hereafter in this Section
4.3.1. Processor may, at its option, to be exercised by Processor as soon as reasonably practicable by providing the applicable Producer with written notice of such election, elect to Process or not to Process a volume of ("REFUSED VOLUMES"):

                  (i) Equity Gas produced from or allocated to a Dedicated Lease from which it has not previously accepted Equity Gas for Processing ("NEW EQUITY GAS") that exceeds or that Processor reasonably expects to exceed its available Processing capacity at a Plant; and/or

                  (ii) Existing Equity Gas to the extent and only to the extent that (a) such Existing Equity Gas exceeds or is reasonably expected by Processor to exceed 120 percent of the most recent 12 month average MCF volume of the aggregate of all such Existing Equity Gas delivered to a Plant, as measured at the applicable Field Delivery Point(s), or if a 12 month volumetric history is not available for such Existing Equity Gas, then 120 percent of the peak volume for such Existing Equity Gas from the most recent 12 month forecast provided by Producer, and (b) such Existing Equity Gas exceeds or is reasonably expected by Processor to exceed its available processing capacity at a Plant.

If Processor elects not to Process such Refused Volumes, Producer may, nonetheless, by written notice to Processor, require that Processor and Producer enter into exclusive good faith negotiations for a period of 90 days from the date of the notice to negotiate the terms and conditions of a mutually agreeable alternative Processing arrangement for the Refused Volumes that would allow Processor in its sole judgment to economically acquire or construct additional capacity at the Plant. If within the 90-day period Processor and Producer are unable to negotiate and execute a definitive agreement related thereto, Producer shall be free to negotiate and enter into an agreement with any one or more Third Parties for Processing services ("THIRD PARTY CONTRACT") for the Refused Volumes that Processor has elected not to Process hereunder; provided that (i) the terms of each such Third Party Contract are, taken as a whole, more favorable to the Producer than the terms for Processing services last offered by Processor to Producer during the 90-day period, and (ii) each such Third Party Contract provides that Producer may at any time freely assign such Third Party Contract to Processor, and that Processor shall succeed to all of Producer's rights and obligations under the Third Party Contract that arise as of and after the effective date of any such assignment.

                  4.3.2 OPTION TO REACQUIRE REFUSED VOLUMES. Processor shall have the option, exercisable by written notice to Producer given at any time on or before the later of the first anniversary of the (a) effective date of a Third Party Contract, (b) date on which said Third Party Contract was fully executed and delivered or (c) date Gas was first delivered under said Third Party Contract, to take an assignment from Producer of a Third Party Contract, effective on the first day of the third month following the month in which the notice is given to Producer, provided that Processor shall promptly reimburse Producer for all direct costs that were incurred by Producer in connection with acquiring the Third Party Contract. Promptly following the execution and delivery of a Third Party Contract, Producer shall furnish Processor with a copy of the Third Party Contract and, to the extent not included in the Third Party Contract, an itemized statement showing all of the direct costs incurred by Producer in connection with acquiring the Third Party Contract. Equity Gas that becomes subject to a Third Party Contract as Refused Volumes shall, upon termination of such Third Party Contract, again be subject to this Agreement as Existing Equity Gas.

         4.4      EXCLUDABLE GAS.

                  4.4.1 OPTION TO EXCLUDE CERTAIN GAS. Processor may, at its option, elect to Process or not Process all or any part of New Equity Gas that contains or that Processor reasonably expects to contain less than or equal to
0.5 GPM of ethane and heavier hydrocarbons as measured at a Field Delivery Point ("EXCLUDABLE GAS") and agrees to provide the applicable Producer with notice of such election as soon as reasonably practicable. Processor may not elect to refuse to Process any Existing Equity Gas under the provisions of this Section
4.4.1 as Excludable Gas. If Processor elects not to Process such Excludable Gas, Producer may, nonetheless, by written notice to Processor, require that Processor and Producer enter into exclusive good faith negotiations for a period of 90 days from the date of the notice to negotiate the terms and conditions of a mutually agreeable alternative Processing arrangement for the Excludable Gas. If within the 90-day period Processor and Producer are unable to negotiate and execute a definitive agreement related thereto, Producer shall be free to negotiate and enter into an agreement with any one or more Third Parties for Processing services ("THIRD PARTY CONTRACT") for the Excludable Gas that Processor has elected not to Process hereunder; provided that (i) the terms of each such Third Party Contract are, taken as a whole, more favorable to the

Producer than the terms for Processing services last offered by Processor to Producer during the 90-day period, and (ii) each such Third Party Contract provides that Producer may at any time freely assign such Third Party Contract to Processor, and that Processor shall succeed to all of Producer's rights and obligations under the Third Party Contract that arise as of and after the effective date of any such assignment.

                  4.4.2 OPTION TO REACQUIRE EXCLUDABLE GAS. Processor shall have the option, exercisable by written notice to Producer given at any time on or before the later of the first anniversary of the (a) effective date of a Third Party Contract, (b) date on which said Third Party Contract was fully executed and delivered or (c) date Gas was first delivered under said Third Party Contract, to take an assignment from Producer of a Third Party Contract, effective on the first day of the third month following the month in which the notice is given to Producer, provided that Processor shall promptly reimburse Producer for all direct costs that were incurred by Producer in connection with acquiring the Third Party Contract. Promptly following the execution and delivery of a Third Party Contract, Producer shall furnish Processor a copy of the Third Party Contract and, to the extent not included in the Third Party Contract, an itemized statement showing all of the direct costs incurred by Producer in connection with acquiring the Third Party Contract. Equity Gas that becomes subject to a Third Party Contract as Excludable Gas shall, upon termination of such Third Party Contract, again be subject to this Agreement as Existing Equity Gas.

         4.5 SUSPENSION IN CASE OF DANGEROUS CONDITION. If any of Producers' operations or any of the Equity Gas or Slug Liquids delivered hereunder create a condition that, in the exclusive judgment of Processor, may endanger a Plant or property of Processor or the lives or property of Processor's employees or any Third Party, Processor may, without liability, immediately discontinue receipt of such Equity Gas and/or Slug Liquids, as the case may be, until the condition has been remedied to the reasonable satisfaction of Processor.

5.       SPECIFICATIONS FOR GAS AND SLUG LIQUIDS.

         5.1 QUALITY SPECIFICATIONS. Producers shall deliver Equity Gas and Injected Liquids to each Field Delivery Point in conformity with the specifications (except for all specifications for liquefiable hydrocarbon content) of the applicable Upstream Pipeline (the "QUALITY SPECIFICATIONS").

         5.2 TESTING. The determination as to the conformity of Equity Gas or Injected Liquids to the Quality Specifications shall be made by Processor in accordance with generally accepted procedures of the Gas Processing industry. Such determinations shall be made as often as Processor deems necessary, and Producer may witness such determinations or make joint determinations with its own appliances. If, in a Producer's judgment, the result of any such test or determination is inaccurate, Processor, at such Producer's request, will again conduct the questioned test or determination, and the costs of such additional test or determination shall be borne by said Producer unless same shows the original test or determination to be materially inaccurate.

         5.3 OFF-SPEC DELIVERIES. If any of Equity Gas or Injected Liquids delivered at a Field Delivery Point fail to meet the Quality Specifications ("OFF-SPEC DELIVERIES"), Processor, subject to the provisions of Sections 5.4,
5.5 and 5.6, at its sole option, may accept, or notify the appropriate Producer to discontinue or curtail, such Off-Spec Deliveries. Processor's acceptance of Off-Spec Deliveries shall not be deemed a waiver of Processor's right to later reject such Off-Spec Deliveries, nor shall acceptance of Off-Spec Deliveries from one Field Delivery Point require Processor to accept similar Off-Spec Deliveries from any other Field Delivery Point.

         5.4 NOTIFICATION OF NON-CONFORMITY; REJECTION OF DELIVERY. Processor shall notify a Producer of any Off-Spec Deliveries, and Producer shall make a diligent effort to conform such Equity Gas and/or Injected Liquids to the Quality Specifications. If any Producer reasonably concludes that it cannot economically deliver Equity Gas and/or Injected Liquids conforming to the Quality Specifications, then such Producer shall so advise Processor in writing within 30 days after receipt of Processor's notice. Within 30 days after receipt of Producer's notice, Processor shall give notice to the Producer in writing of its election to accept or reject such Off-Spec Deliveries. If Processor rejects such Off-Spec Deliveries, then upon receipt of Processor's notice of same by such Producer, Processor may, without liability, refuse to accept delivery of such Off-Spec Deliveries until such time as the Off-Spec Deliveries conform to the Quality Specifications or Processor subsequently notifies such Producer of its acceptance of the Off-Spec Deliveries.

         5.5 ACCEPTANCE OF NONCONFORMING PRODUCT. If Processor accepts such Off-Spec Deliveries, Processor, after written notice to a Producer as specified in Section 5.4, may charge such Producer any reasonable costs incurred by Processor to monitor the quality of Equity Gas and/or Injected Liquids and bring them within the Quality Specifications. Processor shall invoice such Producer on a monthly basis for any such costs, the payment of which shall be due and payable within 30 days after the Producer's receipt thereof.

         5.6 PROCESSOR'S LIMITED COMMITMENT TO ACCEPT NON-CONFORMING PRODUCT. Notwithstanding the provisions of Sections 5.3, 5.4 and 5.5, Processor agrees that it will use reasonable efforts to continue acceptance of a Producer's Off-Spec Deliveries for Processing in those cases where (i) Section
4.6 does not apply and (ii) the acceptance of such Off-Spec Deliveries does not
(x) cause damage to a Plant, (y) render a Plant unable to meet applicable specifications of the pipelines receiving Residue Gas at the Plant Redelivery Points or of the purchaser or transporter of the Products from the Plant, or (z) cause the Plant to violate applicable emissions permits or other regulatory requirements.

         5.7 SPECIFICATIONS FOR RESIDUE GAS REDELIVERED BY PROCESSOR. Processor will take commercially reasonable actions within its control to assure that the Residue Gas redelivered by Processor complies with the specifications in effect on the date of delivery to the pipeline transporter receiving such Residue Gas at the applicable Plant Redelivery Point so long as the Equity Gas attributable to such Residue Gas met the same specifications (except for all specifications for liquefiable hydrocarbon content) at the applicable Field Delivery Point.

* CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION, AND THE APPROPRIATE SECTION HAS BEEN MARKED AT THE APPROPRIATE PLACE AND THE MARGIN WITH A STAR (*).

         5.8 OFF SPEC PIPELINE. Nothing in this Agreement shall require Processor to accept delivery of any Gas that does not conform to the Quality Specifications at the Plant Delivery Point.

6.       CONSIDERATION.

         6.1 PAYMENT. For each calendar month during the term of this Agreement, Processor agrees, for each Plant, to pay to each of the respective Producers delivering Equity Gas to such Plant, a cash amount equal to the product of:

                  (1) the Consideration Basis, as defined in Section 6.2, for the respective Plant; and

                  (2) the PTR for (1) such Producer's Equity Gas Processed at such Plant and (2) any Processor's Retrograde associated with such Producer's Equity Gas.

         6.2 CONSIDERATION BASIS. For purposes of Section 6.1, the term "CONSIDERATION BASIS" shall mean, and be defined as, for each calendar month
* during the term of this Agreement, the [REDACTED].

         6.3 CONSIDERATION TIMING. Processor shall pay to Producer the applicable cash consideration set forth in Section 6.1 (as same may be adjusted pursuant to Section 6.6 of this Agreement) no later than the third to last business day of the second month following the month in which the subject PTR and Processor's Retrograde is delivered to a Plant, such payment to be made by wire transfer of immediately available funds to an account designated from time to time by Producers at least fifteen days prior to the date any such payment is due and payable by Processor. In the event a particular Producer owes an amount hereunder to Processor, it may be netted by Processor against the applicable amount owing to such Producer hereunder.

*        6.4      CONSIDERATION BASIS UPDATES. [REDACTED].

         6.5 PROCESSOR PROVIDED PTR. Producers and Processor acknowledge and agree that, in lieu of, and as an alternative to, any cash payment required under Section 6.1 to be paid by Processor to Producers, Processor shall have an election to provide, from time to time, PTR at a particular Plant for Processor's own account in respect of all of Producer's Equity Gas Processed at such Plant. Processor agrees that any such election to provide PTR for its own account shall be effective on the first day of a month, and that Processor shall provide Producers with at least fifteen days' prior written notice of any such election. If, for any particular month, Processor has elected to provide PTR for its own account, Processor shall not be entitled to rescind, revoke or change such election for such month. Processor agrees to provide any notifications with respect

* CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION, AND THE APPROPRIATE SECTION HAS BEEN MARKED AT THE APPROPRIATE PLACE AND THE MARGIN WITH A STAR (*).

to such Processor-provided PTR that may be required by an Upstream Pipeline to which Processor delivers such PTR.

         6.6      CONSIDERATION ADJUSTMENT.

                  (a) The cash amount of the total of all payments to be made by Processor to each of the respective Producers calculated under Section
6.1 (the "CONSIDERATION PAYMENT") shall be adjusted, proportionately for each such payment, for each calendar month during the term of this Agreement as follows (the "CONSIDERATION ADJUSTMENT"):

*                          (i)      [REDACTED]; or

*                          (ii)     [REDACTED]; or

*                          (iii)    [REDACTED]; or

*                          (iv)     [REDACTED].

                  (b) Processor shall provide Producer with an estimate of the Average Net Margin and the Products Volume for each calendar month, in writing, no later than the fifth business day of the next calendar month following the month in which the PTR and Processor's Retrograde is delivered to a Plant.

                  (c) For purposes of this Section 6.6, the following definitions shall be applicable.

                           (i) "AVERAGE NET MARGIN" means the Average Gross Margin less the Calculated Expenses.

                           (ii) "AVERAGE GROSS MARGIN" means (A) the Products Value minus the PTR Value divided by (B) the Products Volume.

                           (iii) "PRODUCTS VALUE" means the Products Volume multiplied by the Products Price.

                           (iv)     "PRODUCTS PRICE" means: (A) for natural gas
*                                   liquids, [REDACTED]; and (B) for condensate,
*                                   [REDACTED], divided by 42.

* CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION, AND THE APPROPRIATE SECTION HAS BEEN MARKED AT THE APPROPRIATE PLACE AND THE MARGIN WITH A STAR (*).

                           (v) "PRODUCTS VOLUME" means the total volume of Products, in Gallons, allocated to Processor for Equity Gas in a calendar month,
*                                   [REDACTED].

                           (vi) "PTR VALUE" means the sum, for a calendar month, of the product of the PTR and the Consideration Basis for each Plant where Equity Gas is Processed during such calendar month plus the total amount paid by Processor to Producers for transportation of PTR and Processor's Retrograde for such calendar month as set forth in Section 7 below.

                           (vii) "CALCULATED EXPENSES" means the monthly expenses associated with the Processing of Equity Gas, in cents per Gallon, calculated for each calendar month using the following formula:

*                                   [REDACTED]

                          Where:

                          X equals the index price, in dollars per million BTUs,
*                         [REDACTED]; and

*                         Y equals [REDACTED].

                  (d) If for any reason any of the price indexes used in this Section 6.6 cease to be published, then such affected index price(s) shall, if available, be obtained from an alternative industry publication (private or government) which publishes the same pricing information. If an index price is no longer available, then Producer and Processor shall, within 60 days of the first day of the month that the cessation occurred, agree upon an alternate pricing mechanism for such affected index price(s). The alternate pricing mechanism agreed upon shall apply retroactively to the first day of the month that the former index terminated. If the Parties cannot agree on an alternate pricing mechanism within the 60 day period, then the issue of how such affected index price(s) should be determined shall be a Dispute under this Agreement. It is the intent of the Parties that any replacement methodology or index shall resemble as closely as possible the index being replaced.

         6.7      CONSIDERATION REDUCTION.

         For each calendar month during the term of this Agreement, and any continuation thereof under Section 2.3.1, each Consideration Payment shall be proportionately reduced by an amount equal to the product of V and W ("CONSIDERATION REDUCTION");

         Where:

* CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION, AND THE APPROPRIATE SECTION HAS BEEN MARKED AT THE APPROPRIATE PLACE AND THE MARGIN WITH A STAR (*).

*        V initially equals [REDACTED]; and

*        W equals [REDACTED]

7.       PTR AND PTR TRANSPORTATION.

         Producers shall provide, or cause to be provided, the PTR and the transportation for (i) the PTR associated with the Processing of Equity Gas and
(ii) Processor's Retrograde from the wellhead to the Plant Delivery Point, for all Equity Gas and Processor's Retrograde subject to the payment of consideration under Article 6. Producers shall also pay for all necessary facilities to cause the Equity Gas and/or Injected Liquids to meet the Quality Specifications and all other costs associated with delivering such PTR and Processor's Retrograde to the Plant Delivery Point. Processor shall pay Producers, for transportation of the PTR and Processor's Retrograde referenced in this Article 7, an amount equal to three cents ($0.03) per MMBTU. If Processor provides PTR for its own account under Section 6.5, Processor shall provide, or cause to be provided, transportation for such PTR at its sole expense.

8.       ROYALTY.

         8.1      RESPONSIBILITY FOR ROYALTY PAYMENTS.

                  (a) As between Processor and Producers, (i) Producers shall be and remain fully liable for, and shall be fully responsible for remitting any and all payments to the Department of the Interior, the Minerals Management Service, the States of Louisiana, Texas, Mississippi, Alabama and Florida, any other governmental agencies or authorities, and any private lessors who are not federal or state lessors in respect of, any and all federal, state or local royalties and/or severance taxes due on any or all hydrocarbon production of Producers or which in any way relate to, or are in connection with, any of the transactions under this Agreement, including, without limitation, any such federal, state or local royalties and/or severance taxes on, relating to, or calculated on the basis of, any value of (x) the PTR used by Processor, (y) the Products extracted from the Equity Gas and (z) Processor's Retrograde (collectively, "ROYALTY CHARGES"), and (ii) Processor shall have no liability for or in respect of any such Royalty Charges.

                  (b) Producers hereby agree to hold harmless and indemnify Processor (and its Affiliates) from and against, and shall fully and promptly reimburse Processor (and its Affiliates) for, any and all claims, demands, and causes of action of any kind and all losses, damages, costs, and expenses (including court costs and reasonable attorneys' fees) arising from, relating to, or in connection with, any Royalty Charges.

         8.2 DELIVERY OF ROYALTY TAKEN IN KIND. Any request by a private, state or federal governmental lessor to take royalty production in kind for any Raw Make or Products recovered through Processing shall, if lawful, be fulfilled by Processor's delivery to the lessor or its designee of such in kind royalty at a specified location, all as may be required in accord with properly promulgated notices, regulations, or lease terms and to the extent that such delivery by Processor is approved (if required) by private, state or federal lessor. In such case, Processor shall be entitled to recover all costs allowed by statute, regulation or lease term including but not limited to costs of transportation and administrative services. In the event that Processor is prohibited from fulfilling such in kind royalty requests by the private state or federal lessor, then Processor shall be relieved of such obligation but shall tender to Producers an amount of Raw Make or Products recovered from Processing sufficient to fulfill such obligations at a mutually agreeable delivery point.

         8.3 COMPLIANCE WITH FEDERAL ACTS. As between Processor and Producers, Processor agrees to fulfill Producers' obligation under Section 8(b)(7) of the Outer Continental Shelf Lands Act of 1978 by offering Processor's Retrograde and Products recovered through processing at the market value and point of delivery provided by regulators to small and independent refiners as defined in the Emergency Petroleum Allocations Act of 1973. Processor shall be entitled to retain the proceeds derived from such sale. In the event Processor is prevented for any reason from fulfilling this obligation, Processor shall tender to Producers' sufficient volumes of such Processor's Retrograde and Products sufficient for Producers themselves to fulfill such obligation, and Producers shall reimburse Processor for such liquids at a mutually agreed price which shall include the cost of handling and administration of such sales. Producer shall be entitled to retain the proceeds derived from such sale.

9.       METERING, ANALYSIS, AND ALLOCATION.

         9.1      GAS METERING, ANALYSIS AND REPORTS.

                  9.1.1 Producers shall be responsible for the metering at the Field Delivery Points of all Equity Gas and Injected Liquids, the calibration of such meters and any disputes with respect to such metering. Producers agree to use reasonable efforts to cause Gas meters to be tested on a minimum 45-day frequency for correct calibration and agree to provide, or cause to be provided, to Processor reasonable access to all meters.

                  9.1.2 Producers shall furnish to Processor such statements as Processor may reasonably require to show the volume in MCF of Equity Gas delivered to Upstream Pipelines during a month at each of Producers' Field Delivery Points no later than the tenth business day of the month immediately following the month in which such Gas is delivered to the Upstream Pipeline. This information may be conveyed by facsimile transmission, with subsequent written confirmation, if necessary to meet the aforesaid deadline.

                  9.1.3 Producers shall furnish to Processor a representative sample of Equity Gas measured at each Field Delivery Point that identifies GPM for each liquefiable hydrocarbon component in accordance with generally accepted industry standards by no later than the tenth business day of the month immediately following the month in which such Gas is delivered to the Upstream Pipeline. This information may be conveyed by facsimile transmission, with subsequent written confirmation, if necessary to meet the aforementioned deadline.

         9.2 LIQUIDS METERING AND ANALYSIS. Processor shall be responsible for the metering and analysis of all liquefiable hydrocarbons extracted from Equity Gas, calibration of such meters and any disputes with respect to such metering. Processor agrees to cause such liquids meters to be tested on a minimum 45-day frequency for correct calibration and agrees to provide, or cause to be provided to Producers, reasonable access to such meters.

         9.3 METER FAILURE. In the case of the failure of any measurement meter of a Plant with multiple Gas suppliers, the residue stream attributable to Equity Gas production shall be determined and allotted to Producers according to the provisions of either the applicable agreement controlling the construction and operation of the Plant involved or according to related agreements executed between the owners of the Plant and the owners of any Upstream Pipeline.

10.      INDEMNITY.

         Processor hereby indemnifies and holds Producers harmless against any and all claims, demands, and causes of action of any kind and all losses, damages, costs, and expenses (including court costs and reasonable attorneys' fees) arising from injuries to persons or property attributable to the Equity Gas or Processor's Retrograde, after delivery thereof has been made to Processor at a Plant Delivery Point. Producers hereby indemnify and hold Processor harmless against any and all claims, demands, and causes of action of any kind and all losses, damages, costs, and expenses (including court costs and reasonable attorneys' fees) arising from injuries to persons or property attributable to the Equity Gas or Injected Liquids, including but not limited to Processor's Retrograde, prior to delivery to Processor at the Plant Delivery Point(s) and after Producer's share of the Residue Gas and Products (if applicable under Section 8.2) is delivered to Producer or Producer's designee at the Plant Redelivery Point(s).

11.      CURTAILMENT.

         11.1 MUTUAL AGREEMENT NOT TO CURTAIL OR WITHHOLD. Producers agree not to unreasonably or arbitrarily withhold production of Equity Gas solely to prejudice the rights granted to Processor hereunder. However, Producers will have no liability to Processor under this Agreement if production is restricted or curtailed for any good faith reason. Likewise, Processor agrees not to arbitrarily withhold Processing services solely to prejudice the rights granted to Producer hereunder. In any such case, Processor shall have no liability to Producer if Processing services are withheld for any good faith reason.

         11.2 LIMITED RIGHT TO INTERRUPT PERFORMANCE FOR MAINTENANCE, ETC. Processor and any Producer may, without liability, interrupt its performance hereunder for the purpose of making necessary or desirable inspections, maintenance, repairs, alterations and replacements; and the Processor or Producer requiring such relief shall give to the other reasonable notice of its intention to interrupt its performance hereunder, except in cases of emergency where such notice is impracticable or in cases where the operations of the other Party will not be affected. The

Processor or Producer requiring such relief shall endeavor to arrange such interruptions so as to minimize any adverse economic effect on the other Party.

12.      FORCE MAJEURE.

         12.1 PERFORMANCE EXCUSED. If either Processor or any Producer is rendered unable, wholly or in part by Force Majeure to perform its obligations under this Agreement, other than the obligation to make payments then due or thereafter becoming due as a result of performance of an obligation prior to such Force Majeure, it is agreed that performance of the respective obligations of Processor and such Producer hereunder, so far as they are affected by such Force Majeure, shall be suspended from the inception of any such inability until it is corrected, but for no longer period. The Party claiming such inability shall give notice thereof to the other Party as soon as reasonably practicable after the occurrence of the Force Majeure. The Party claiming such inability shall promptly correct such inability to the extent it may be corrected through the exercise of reasonable diligence. Neither Party shall be liable to the other for any losses or damages, regardless of the nature thereof and howsoever occurring, whether such losses or damages be direct or indirect, immediate or remote, by reason of, caused by, arising out of, or in any way attributable to the suspension or performance of any obligation of either Party to the extent that such suspension occurs because a Party is rendered unable, wholly or in part, by Force Majeure to perform its obligations.

         12.2 FORCE MAJEURE DEFINED. For purposes of this Agreement, the term "Force Majeure" shall mean an event, which (i) is not within the reasonable control of the Party claiming suspension, and which by the exercise of reasonable diligence such Party is unable to overcome or (ii) acts of God; strikes, lockouts or other industrial disturbances, acts of the public enemy, wars, blockades, insurrections, civil disturbances and riots, and epidemics; landslides, lightning, earthquakes, fires, storms, hurricanes and threats of hurricanes, floods and washouts; arrests, orders, requests, directives, restraints and requirements of the government and governmental agencies, either federal or state, civil or military; explosions, breakage or accident to machinery, equipment or lines of pipe and outages (shutdowns) of equipment, machinery or lines of pipe. The term "Force Majeure" shall also include any event of force majeure occurring with respect to the facilities or services of either Party's suppliers or customers delivering or receiving any Raw Make, Products, Slug Liquids, Gas, fuel, or other substance necessary to the performance of such Party's obligations, and shall also include curtailment or interruption of deliveries or services by such Third Party suppliers or customers as a result of an event of force majeure.

13.      AUDIT RIGHTS.

         For a period of two years following any statement or payment hereunder or such other period of time, if any, as may be prescribed under applicable COPAS standards, Producers or Processor or any Third Party representative thereof shall have the right, at its expense, upon reasonable notice and at reasonable times, to examine the books and records of the other Party hereto, to the extent reasonably necessary to verify the accuracy of any such statement or payment under this Agreement. In addition, Processor and Producer shall be required to retain all records, contracts and files pertaining to royalty payments for the period of time necessary to comply with contractual or regulatory obligations to lessors, and the same shall be made available upon reasonable notice to the other Parties hereunder.

14.      NOTIFICATIONS.

         14.1 ANNUAL INFORMATION. On or before September 1 of each year, each Producer shall provide to Processor, without warranty as to accuracy, in reasonable form and substance, Producer's projected volumes and Gas richness (best available composition data) at each existing and projected Field Delivery Point by prospect, Upstream Pipeline and year for the following ten year period. Producers' current "C" volume exploration models or other statistical production models shall be included but may be reported in aggregate. Such provided information shall be referred to collectively as, the "ANNUAL INFORMATION". Producers shall also inform Processor as part of the Annual Information of any plans to purchase or sell Dedicated Lease(s).

         14.2 NOTICE OF MATERIAL CHANGES TO ANNUAL INFORMATION. Processor and Producers shall review the Annual Information regularly. Producer shall advise Processor as soon as reasonably practicable of any changes to the Annual Information that could materially impact Processor's plans to Process the projected Equity Gas Volumes.

         14.3 NOTICE OF PROPOSED TRANSFERS OF DEDICATED LEASES. In addition to notifying Processor as a part of the Annual Information, Producers shall notify Processor, as soon as reasonably practicable, of, but in any case prior to, any efforts to sell, exchange, or otherwise assign any Dedicated Lease, and Processor shall inform the Producer of its intent to reserve or release such Dedicated Lease from this Agreement.

         14.4 NOTICE OF PENDING TRANSPORTATION AGREEMENTS. Each Producer shall notify Processor as soon as reasonably practicable of any ongoing or planned negotiation for the transportation of Equity Gas in an Upstream Pipeline, in order to facilitate Processor's entering into a Gas Processing Agreement for such Equity Gas. Processor and Producer agree to enter into such transportation and Gas Processing contracts contemporaneously, to the extent reasonably practicable and provided that a Producer shall not be obligated to delay entry into any transportation contract when such Producer reasonably believes such delay will result in curtailment of Equity Gas.

         14.5 NOTICE OF SCHEDULED PLANT DOWNTIME. Processor agrees to notify Producers as soon as reasonably practicable of any scheduled Plant downtime that could impact Producer's ability to continue to produce Equity Gas.

15.      CONFIDENTIALITY.

         15.1 GENERAL. Neither Producers nor Processor shall disclose the terms of this Agreement (or the results of any audit pursuant to Article 13) to a Third Party (other than the employees, lenders, counsel, consultants, or accountants of a Processor or a Producer who have agreed to keep such terms confidential) except (i) in order to comply with any applicable law, order, regulation or exchange rule, (ii) in connection with bona fide negotiations with a potential Third Party transferee of a Dedicated Lease or (iii) in connection with bona fide negotiations involving the acquisition or construction of Plant capacity or negotiations on contracts for Third Party Gas Processing agreements. Each Party shall notify the other Party of any proceeding of which it is aware which may result in disclosure and use reasonable efforts to prevent or limit the disclosure. Such confidentiality obligations shall terminate two years after the Termination Date.

         15.2 ANNUAL INFORMATION. Processor hereby agrees to maintain Annual Information as confidential and agrees to disclose Annual Information only (i) to employees, lenders, counsel, consultants, or accountants of Processor or an Affiliate of Processor, who need to know and agree to maintain the confidentiality of such Annual Information, and (ii) to the extent necessary to comply with any applicable law, order, regulation or exchange rule. Processor shall notify the applicable Producers of any proceeding of which it is aware which may result in disclosure and use reasonable efforts to prevent or limit the disclosure. Such confidentiality obligations shall terminate two years after the Termination Date.

16.      DISPUTE RESOLUTION.

         16.1 ARBITRATION. Producers and Processor hereby agree that any claim, controversy or dispute arising among the Parties or their successors in interest or between any of them relating to this Agreement, or any of their respective rights, duties or obligations under or in connection with this Agreement (a "DISPUTE"), if not resolved by the Parties in the ordinary course of business or under the procedures set forth in Sections 16.2 and 16.3, shall with reasonable promptness be submitted to and determined by binding arbitration in Houston, Texas in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA") then in effect; and judgment upon any arbitration award rendered pursuant to and in accordance with the arbitration provisions of Section 16.4 may be entered in any court having jurisdiction over such arbitration proceeding and over Producers and Processor; and any such Party may institute proceedings in any court having jurisdiction for the specific performance by any Party of any such arbitration award. Each of the Parties specifically agrees to be bound by any arbitration award or determination made in any such arbitration proceeding. This Section 16 will be the sole and exclusive procedure for the resolution of any Dispute, except that any Party, without prejudice to the following procedures, may file a complaint to seek preliminary injunctive or other provisional judicial relief in a court of competent jurisdiction, if in its sole judgment, that action is necessary to avoid irreparable damage or to preserve the status quo; provided, however, that any such provisional relief granted shall be vacated or extended upon and in accordance with any determination of the arbitrators with respect thereto.

         16.2 INITIATION OF PROCEDURES. Any Party wishing to initiate the dispute resolution procedures set forth in this Section 16 with respect to a Dispute not resolved in the ordinary course of business must give written notice of the Dispute to the other Parties ("DISPUTE NOTICE"). The Dispute Notice must include (1) a statement of that Party's position and a summary of arguments supporting that position, and (2) the name and title of (a) the executive responsible for administering this Agreement or the matter in Dispute and who will represent that Party and (b) any other person who will accompany the executive in the negotiations under Section 16.3. Within 15 days after delivery of the Dispute Notice, the receiving Parties will submit to the other a written response. The response will include (1) a statement of that Party's position and a summary of arguments supporting that position, and (2) the name and title of
(x)
the executive who will represent that Party and (y) any other person who will accompany the executive in the negotiations conducted under Section 16.3.

         16.3 NEGOTIATION BETWEEN EXECUTIVES. If any Party has given a Dispute Notice under Section 16.2, the Parties will attempt in good faith to resolve the Dispute within 30 days after the receipt of the written response to the Dispute Notice by negotiations between executives identified in Section
16.2. During the 30 days following the receipt of the written response to the Dispute Notice, the executives (identified in Section 16.2) will meet no less than eight hours a day and exhaustively negotiate in good faith and at the expense of all other responsibilities.

         16.4 BINDING ARBITRATION. At the end of the 30-day period provided in Section 16.3, if the executives have been unable to resolve the Dispute, and if a disputing Party wishes to submit the Dispute to binding arbitration, the disputing Party shall provide to the other disputing Party three business days' prior written notice of such disputing Party's intention to submit the Dispute to binding arbitration. The other disputing Party shall be entitled to join in the submission of the Dispute to binding arbitration in accordance with the commercial arbitration rules of the AAA (expedited procedures). The AAA shall be instructed to choose an arbitrator who shall have a minimum of 15 years experience in the oil and gas processing industry, or such other experience such that he or she is considered an expert on the business of the Processor. Notice of a disputing Party's submission of the matter for arbitration shall be given to the other Party or Parties within three business days thereafter (the "ARBITRATION NOTICE"). Upon delivery of the Arbitration Notice by the disputing Party, each disputing Party shall have 30 days to provide the arbitrator (and the disputing Party) with a statement of its position (with supporting documentation) regarding the matter or matters in dispute together with its best and final offer for settlement of the Dispute. The failure to provide a statement of position within this period shall constitute a waiver of a disputing Party's right to have such materials considered by the arbitrator. The arbitrator shall consider the statements of position submitted by the disputing Parties and shall, within 30 business days after receipt of such materials, issue his or her decision in writing picking one of the statements of position submitted by the disputing Parties as the position to be adopted to settle the Dispute. All determinations made by the arbitrator shall be final, conclusive and binding on the disputing Parties. Each of the disputing Parties will pay one-half of the fees of the arbitrator and all other arbitration fees and expenses and the fees of their respective arbitrators (if required).

17.      TRANSFER AND ASSIGNMENT.

         17.1 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Producers and Processor. Except for an assignment by Processor in connection with a mortgage of its assets, a disposition of its assets by merger, reorganization or consolidation, sale of all or a substantial part of its assets, or transfer of its assets to an Affiliate, this Agreement shall not be assignable by Processor except with the prior written consent of the affected Producer, which consent shall not be unreasonably withheld or delayed. Except for an assignment by a Producer in connection with a mortgage of its assets, a disposition of its assets by merger, reorganization or consolidation, sale of all or a substantial part of its Leases, or transfer of one or more of its Leases to an Affiliate, this Agreement shall not be assignable by a Producer except with the prior written consent of Processor, which consent shall not be unreasonably withheld or delayed.

         17.2 PROCESSOR'S RIGHTS UNDER LEASES. Subject to Section 17.4, Producers hereby agree that it is their intent that, to the extent permitted by law, this Agreement constitutes a conveyance by Producers of a portion of their rights as lessee under the Dedicated Leases and that this Agreement shall bind all persons that now or at any time hereafter have any right as lessee or otherwise under any Dedicated Leases, whether by voluntary transfer, involuntary transfer, or otherwise of Leases; provided, however, that nothing in this
Section 17.2 or any other provision of this Agreement shall require, or be deemed to require, Processor to pay, or be responsible for, any Royalty Charges, it being the intent of the Parties to this Agreement that Producers shall pay, and be responsible for, any and all Royalty Charges, as provided in Section 8.1. Producers further agree (i) to make any transfer of any Dedicated Lease subject to the terms and conditions of this Agreement and (ii) not to transfer Producer's interest in a Dedicated Lease without first requiring the transferee to execute and deliver to Producer and Processor a Letter of Attornment in the form attached hereto as Exhibit E.

         17.3 AFFILIATES OF PRODUCER PARTIES. Subject to Section 17.4, it is the intention of the Parties that this Agreement shall bind not only the Producers who are made a Party to this Agreement but also their respective Affiliates, successors and assigns. Each Producer covenants and agrees to exercise its best efforts to have each of its Affiliates, successors and assigns that acquires an interest in a Lease become and be made a Party to this Agreement and to perform its obligations hereunder.

         17.4 EXCEPTED LEASES. As to any Dedicated Leases, or portions thereof, or interests therein that were transferred or assigned by Producers to Third Parties during the period of January 1, 1998 through the Effective Date, inclusive, that were not made subject to the Conveyance as a condition of any such transfer or assignment ("EXCEPTED LEASES"), Processor waives the application of the Conveyance as to the Excepted Leases, and the Parties agree that this Agreement shall not apply to the Excepted Leases unless and until an Excepted Lease is subsequently reacquired by a Producer.

18.      MISCELLANEOUS.

         18.1 TITLE AND CAPTIONS. All section titles or captions in this Agreement are for convenience of reference only. They are not intended to be part of this Agreement or to in any way define, limit, extend, or describe the scope or intent of any provisions of this Agreement. Except as specifically provided otherwise, reference to "Sections" and "Exhibits" are to Articles and Sections of and Exhibits to this Agreement.

         18.2 PRONOUNS AND PLURALS. Whenever the context so requires, any pronoun used in this Agreement includes the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs includes the plural and vice versa.

         18.3 SEPARABILITY. Each provision of this Agreement shall be considered to be separable and, if, for any reason, any such provision, is determined to be in whole or part invalid and contrary to any existing or future applicable law, such invalidity shall not impair the operation of or affect those portions of this Agreement that are valid, and this Agreement shall be construed and enforced in all respects as if the invalid or unenforceable provision had been omitted.

         18.4 SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns but this provision shall not be deemed to permit any assignment by a Party of any of its rights or obligations under this Agreement except as expressly provided herein.

         18.5 FURTHER ACTIONS. Each Party agrees to execute and deliver such further instruments and do such further acts and things as may be required or useful to carry out or further evidence the intent and purpose of this Agreement and which are not inconsistent with its terms.

         18.6 NOTICES. All notices or other communications hereunder must be in writing and must be delivered either personally or by (i) facsimile means (delivered during the recipient's regular business hours), (ii) registered or certified mail (postage prepaid and return receipt requested), or (iii) express courier or delivery service, addressed as follows:

Producers:   [Producer]                           Processor: Enterprise Gas Processing, LLC
              --------                                       2727 North Loop West - 7th Floor
             c/o Shell Offshore, Inc.                        Houston, TX  77008
             200 N. Dairy Ashford                            Fax #: (713) 880-6570
             Houston, TX 77079                               Attn: President
             Fax #: (281) 544-3544
             Attn: Manager
                   Marketing & Transportation

or at such other address and number as any Party shall have previously designated by notice given to the other Parties in the manner provided in this Section. Notices shall be deemed given when received during normal business hours if sent by facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by facsimile means), and when delivered and receipted for (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail.

         18.7 AMENDMENT ONLY IN WRITING. No amendment, waiver, modification or change of this Agreement shall be enforceable unless in writing signed by the Party against whom enforcement is sought.

         18.8 RIGHT OF INGRESS AND EGRESS. To the extent Producers are able to grant such rights, Processor shall have the right of ingress and egress to and from the premises of Producers and to and from the Field Delivery Points for all purposes necessary for the fulfillment of this Agreement.

         18.9 NO SPECIAL DAMAGES. No Party shall be liable for any consequential, incidental, punitive, exemplary, or indirect damages in tort, contract, under any indemnity provision or otherwise.

         18.10 APPLICABLE LAW. This Agreement shall be governed by, and construed, interpreted and enforced in accordance with, the substantive law of the state of Louisiana without regard to principles of conflicts of laws.

         18.11 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between Producers and Processor and supersedes all prior agreements and understandings relating to the subject matter hereof.

         18.12 COUNTERPARTS. This Agreement may be executed in one or more counterparts and each of such counterparts, for all purposes, shall be deemed to be an original, but all of such counterparts together shall constitute but one and the same instrument, binding upon all Parties, notwithstanding that all of the Parties may not have executed the same counterpart.

         IN WITNESS WHEREOF, the Parties hereto, by their duly authorized representatives have executed this Agreement effective as of the Effective Date.

PRODUCERS:

SHELL OIL COMPANY                                  WITNESSES:

By:    /s/ B. K. Garrison                          M. J. Roedel
       ------------------------------              -----------------------------
Name:  B. K. Garrison                              Dave Harris
Title: Attorney-in-Fact                            -----------------------------

SHELL OFFSHORE INC.                                WITNESSES:

By:    /s/ J. W. Kimmel                            M. J. Roedel
       ------------------------------              -----------------------------
Name:  J. W. Kimmel                                Dave Harris
Title: Attorney-in-Fact                            -----------------------------

SHELL CONSOLIDATED ENERGY                          WITNESSES:
RESOURCES INC.

By:    /s/ J. W. Kimmel                            M. J. Roedel
       ------------------------------              -----------------------------
Name:  J. W. Kimmel                                Dave Harris
Title: Attorney-in-Fact                            -----------------------------

SHELL LAND & ENERGY COMPANY                        WITNESSES:

By:    /s/ J. W. Kimmel                            M. J. Roedel
       ------------------------------              -----------------------------
Name:  J. W. Kimmel                                Dave Harris
Title: Attorney-in-Fact                            -----------------------------

SHELL FRONTIER OIL & GAS INC.             WITNESSES:

By:    /s/ J. W. Kimmel                   M.J. Roedel
       ------------------------------     ---------------------------------
Name:  J. W. Kimmel                       Dave Harris
Title: Attorney-in-Fact                   ---------------------------------

SHELL EXPLORATION &                       WITNESSES:
PRODUCTION COMPANY

By:    /s/ W. T. Mooney                   M.J. Roedel
       ------------------------------     ---------------------------------
Name:  W. T. Mooney                       Dave Harris
Title: Vice President - Tax               ---------------------------------

SHELL GULF OF MEXICO INC.                 WITNESSES:

By:    /s/ J. W. Kimmel                   M.J. Roedel
       ------------------------------     ---------------------------------
Name:  J. W. Kimmel                       Dave Harris
Title: Attorney-in-Fact                   ---------------------------------

PROCESSOR:

ENTERPRISE GAS PROCESSING, LLC            WITNESSES:

By:    /s/ W. Ordemann                    M.J. Roedel
       ------------------------------     ---------------------------------
Name:  W. Ordemann                        Dave Harris
Title: Senior Vice President              ---------------------------------

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared B. K. Garrison, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as Attorney-in-Fact for Shell Oil Company, a Delaware corporation, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 2nd day of April, 2004.

                                            /s/ Gayle Kacal
                                            -------------------------------
                                            Notary Public

My Commission Expires: June 14, 2007.

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared J. W. Kimmel, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as Attorney-in-Fact for Shell Offshore Inc., a Delaware corporation, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 4th day of April, 2004.

                                            /s/ Maria Cristina Charles
                                            -------------------------------
                                            Notary Public

My Commission Expires: April 4, 2008.

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared J. W. Kimmel, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as Attorney-in-Fact for Shell Consolidated Energy Resources Inc., a Delaware corporation, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 4th day of April, 2004.

                                            /s/ Maria Cristina Charles
                                            --------------------------------
                                            Notary Public

My Commission Expires: April 4, 2008.

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared J. W. Kimmel, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as Attorney-in-Fact for Shell Land & Energy Company, a Delaware corporation, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 4th day of April, 2004.

                                            /s/ Maria Cristina Charles
                                            --------------------------------
                                            Notary Public

My Commission Expires: April 4, 2008.

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared J. W. Kimmel, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as Attorney-in-Fact for Shell Frontier Oil & Gas Inc., a Delaware corporation, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 5th day of April, 2004.

                                            /s/ Maria Cristina Charles
                                            --------------------------------
                                            Notary Public

My Commission Expires: April 4, 2008.

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared W. T. Mooney, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as Vice President, Tax of Shell Exploration & Production Company, a Delaware corporation, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 5th day of April, 2004.

                                            /s/ Maria Cristina Charles
                                            --------------------------------
                                            Notary Public

My Commission Expires: April 4, 2008.

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared J. W. Kimmel, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as Attorney-in-Fact for Shell Gulf of Mexico Inc., a Delaware corporation, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 4th day of April, 2004.

                                            /s/ Maria Cristina Charles
                                            --------------------------------
                                            Notary Public

My Commission Expires: April 4, 2008.

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared W. Ordemann, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as a Senior Vice President of Enterprise Gas Processing, LLC, a Delaware limited liability company, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 5th day of April, 2004.

                                            /s/ Maria Cristina Charles
                                            --------------------------------
                                            Notary Public

My Commission Expires: April 4, 2008.

                                    EXHIBIT A
            SEVENTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                      DEDICATED LEASES AS OF AUGUST 1, 1999
                                 FEDERAL LEASES

                                                                  LEASE
AREA      BLOCK      LEASE #      CURRENT LEASE OPERATOR           DATE         SPUD DATE
-----------------------------------------------------------------------------------------
 AC        0556       11607      Shell Deepwater Dev             10/01/89
           0557        8272      Shell Deepwater Dev             10/01/85
           0558        9263      Shell Deepwater Dev             10/01/87
 AC        0600        8580      Shell Deepwater Dev             10/01/86       04/15/96
 AC        0601        8581      Shell Deepwater Dev             10/01/86
 AC        0602        9266      Shell Deepwater Dev             10/01/87
 AC        0644       11609      Shell Deepwater Dev             10/01/89
 AC        0645        9268      Shell Deepwater Dev             10/01/87
 AC        0646       11610      Shell Deepwater Dev             10/01/89
 BA        0505       15724      IP Pet                          11/01/95       03/04/97
 BA        0577       17111      IP Pet                          01/01/97       08/12/97
 BA       A0019        3936      Shell Offshore                  03/01/79       11/26/79
 BA       A0020        3472      Shell Offshore                  08/01/77       05/23/94
 BA       A0023        3938      Shell Offshore                  03/01/79       07/19/79
 EC        0060        5359      Shell Offshore                  07/01/83       03/30/93
 EC        0126       15139      Shell Offshore                  07/01/95       08/04/98
 EC        0187       15142      Shell Offshore                  07/01/95       07/23/97
 EC        0276       12845      Walter O&G                      07/01/91       04/27/96
 EC        0287       16268      Newfield Exp                    06/01/96       10/20/97
 EI        0097       17964      Shell Offshore                  07/01/97       01/31/99
 EI        0136        3152      Shell Offshore                  07/01/75       09/04/97
 EI        0152       15244      Shell Offshore                  07/01/95       02/26/96
 EI        0157       11951      Shell Offshore                  05/01/90       07/05/94
 EI        0158        1220      Shell Offshore                  06/01/62       07/12/62
 EI        0176         445      Shell Offshore                  01/01/55       09/18/68
 EI        0183       17981      Elf Exp                         08/01/97       05/31/98
 EI        0184        5498      Elf Exp                         07/01/83       02/12/88
 EI        0331        2116      Shell Offshore                  01/01/71       02/10/71
 EW        0833       18167      Shell Offshore                  07/01/97
 EW        0834       18168      Shell Offshore                  07/01/97       07/11/98
 GA        0180        3228      Shell Offshore                  09/01/75       01/16/78
 GA        0213       17120      Basin Exp                       02/01/97       01/19/98
 GB        0083       11450      Shell Offshore                  12/01/89       03/02/90
 GB        0084       11451      Shell Offshore                  12/01/89       07/04/91
 GB        0127       11454      Shell Offshore                  12/01/89       01/28/95
 GB        0128       11455      Shell Offshore                  12/01/89       03/16/94
 GB        0168       15846      Shell Offshore                  11/01/95       01/05/99
 GB        0172       14221      Shell Offshore                  01/01/94       02/03/95
 GB        0215        9216      Amerada Hess                    10/01/87       03/23/88
 GB        0248       13815      Shell Deepwater Dev             10/01/92       10/04/97
 GB        0254       13816      Chevron USA                     12/01/92       06/15/93
 GB        0336       15877      Shell Deepwater Dev             11/01/95       07/31/96
 GB        0341       15879      Shell Deepwater Dev             02/01/96       12/01/98
 GB        0426        8241      Shell Deepwater Prod            10/01/85       05/09/88
 GB        0427        7493      Shell Deepwater Prod            09/01/84       06/03/87
 GB        0451       15898      Shell Deepwater Dev             11/01/95       01/23/98
 GB        0452       15899      Shell Deepwater Dev             11/01/95
 GB        0470        8248      Shell Deepwater Prod            10/01/85       07/08/87
 GB        0471        7498      Shell Deepwater Prod            09/01/84       02/23/87
 GB        0472       11528      Shell Deepwater Dev             10/01/89       07/13/99

                                    EXHIBIT A
            SEVENTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                      DEDICATED LEASES AS OF AUGUST 1, 1999
                                 FEDERAL LEASES

GB        0515       20792      Marathon Oil                    01/01/99       06/04/99
GB        0516        8252      Shell Deepwater Dev             10/01/85       09/21/95
GB        0559       11546      Shell Deepwater Dev             10/01/89       02/08/99
GB        0602       11553      Shell Deepwater Dev             10/01/89       09/13/95
GB        0919       11591      Shell Deepwater Dev             10/01/89
GB        0920       11592      Shell Deepwater Dev             10/01/89       06/07/99
GB        0963       11597      Shell Deepwater Dev             10/01/89
GB        0964       11598      Shell Deepwater Dev             10/01/89
GC        0019        4131      Shell Offshore                  10/01/79       02/09/80
GC        0065        5889      Shell Offshore                  07/01/83       08/04/83
GC        0069       13159      Shell Deepwater Dev             05/01/91       02/23/98
GC        0073        5897      Shell Deepwater Prod            07/01/83       05/26/85
GC        0108       14668      Shell Offshore                  07/01/94
GC        0109        5900      Shell Offshore                  07/01/83       06/02/84
GC        0110       14023      Shell Offshore                  07/01/93       04/09/95
GC        0112       15545      Shell Deepwater Dev             07/01/95       03/29/97
GC        0113       15546      Shell Deepwater Dev             09/01/95       08/08/97
GC        0116        5904      Shell Deepwater Prod            07/01/83       11/14/84
GC        0117        5905      Shell Deepwater Prod            07/01/83       07/15/85
GC        0155       16698      Shell Deepwater Dev             09/01/96       04/28/98
GC        0158        7995      Shell Deepwater Dev             07/01/85       12/23/88
GC        0177       16702      Spinnaker Exp                   09/01/96       07/08/99
GC        0200       12209      BP Exp & Oil                    05/01/90       03/16/97
GC        0201       12210      BP Exp & Oil                    05/01/90
GC        0202        7998      Shell Deepwater Dev             07/01/85       09/29/97
GC        0244       11043      BP Exp & Oil                    05/01/89       02/14/94
GC        0245        5916      BP Exp & Oil                    07/01/83       08/08/95
GC        0247       15564      Shell Deepwater Dev             09/01/95
GC        0248       15565      Shell Deepwater Dev             09/01/95       02/21/96
GC        0472        5097      Shell Deepwater Dev             04/01/82       12/08/88
GC        0473        5922      Shell Deepwater Dev             07/01/83       09/17/91
GC        0517        5923      Shell Deepwater Dev             07/01/83
GC        0644       11080      BP Exp & Oil                    05/01/89       12/20/98
GC        0645       11081      BP Exp & Oil                    05/01/89
GI        0110       13943      Anadarko Pet                    08/01/93       11/15/98
GI        0111       18069      Anadarko Pet                    07/01/97
GI        0116       13944      Anadarko Pet                    07/01/93       04/16/98
HI        0035       15768      IP Pet                          12/01/95       08/31/96
HI        0037       15769      IP Pet                          12/01/95       06/28/96
HI        0068       15771      IP Pet                          11/01/95       01/09/97
HI        0108       15776      IP Pet                          11/01/95       05/31/96
HI        0119       14882      Shell Offshore                  10/01/94       07/08/96
HI        0135         741      Shell Offshore                  05/01/60       03/21/64
HI        0136         742      Shell Offshore                  05/01/60       05/17/64
HI        0161         744      Shell Offshore                  05/01/60       06/26/61
HI        0179        3236      Shell Offshore                  09/01/75       02/14/76
HI        0194        6166      Shell Offshore                  10/01/83       06/16/84
HI        0201        4576      Shell Offshore                  01/01/81       06/19/82
HI       A0006        4734      Shell Offshore                  09/01/81       04/04/93
HI       A0350        2428      Shell Offshore                  08/01/73       08/15/73
MC        0108        9777      BP Exp & Oil                    07/01/88       04/02/89
MC        0110       18192      Shell Offshore                  08/01/97       03/12/98
MC        0119       14629      Shell Deepwater Dev             05/01/94       05/12/99
MC        0151        2643      Shell Offshore                  05/01/74       07/27/75
MC        0194        2638      Shell Offshore                  05/01/74       06/28/75
MC        0195        2639      Shell Offshore                  05/01/74       01/22/76

                                    EXHIBIT A
            SEVENTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                      DEDICATED LEASES AS OF AUGUST 1, 1999
                                 FEDERAL LEASES

MC        0311        2968      Shell Offshore                  12/01/74       12/21/74
MC        0383        7937      Shell Deepwater Dev             08/01/85       06/27/87
MC        0385        7938      Shell Deepwater Dev             07/01/85
MC        0429        7944      Shell Deepwater Dev             07/01/85       11/08/95
MC        0430        9808      Shell Deepwater Dev             05/01/88
MC        0496       14005      Shell Deepwater Dev             07/01/93       07/03/98
MC        0520        9821      Amoco Prod                      05/01/88       10/30/96
MC        0521        8822      Amoco Prod                      06/01/87
MC        0522        8823      Amoco Prod                      06/01/87       04/27/89
MC        0565       11002      Amoco Prod                      05/01/89
MC        0566        8831      Amoco Prod                      06/01/87
MC        0584       14010      Union Pacific Res               08/01/93       12/16/97
MC        0607        9837      Amoco Prod                      05/01/88       09/20/97
MC        0608        9838      Amoco Prod                      05/01/88
MC        0657        8496      Shell Deepwater Dev             06/01/86       11/07/87
MC        0686        5862      Shell Deepwater Prod            07/01/83       09/10/96
MC        0687        5863      Shell Deepwater Prod            07/01/83       12/19/95
MC        0730        7954      Shell Deepwater Prod            07/01/85       06/10/88
MC        0731        7955      Shell Deepwater Prod            07/01/85       11/20/86
MC        0762        7957      Shell Offshore                  07/01/85
MC        0763        7958      Shell Offshore                  07/01/85       01/13/89
MC        0764        8852      Shell Deepwater Dev             06/01/87       07/23/88
MC        0806        7962      Shell Deepwater Prod            07/01/85       04/10/91
MC        0807        7963      Shell Deepwater Prod            07/01/85       07/26/89
MC        0809        5868      Shell Deepwater Dev             07/01/83       07/19/93
MC        0810        9873      Shell Deepwater Dev             05/01/88       03/01/95
MC        0850        9881      Shell Deepwater Dev             05/01/88
MC        0851        9882      Shell Deepwater Dev             05/01/88
MC        0852        5870      Shell Deepwater Dev             07/01/83       12/07/83
MC        0853        5871      Shell Deepwater Dev             07/01/83
MC        0854        9883      Shell Deepwater Dev             05/01/88       07/10/90
MC        0890        7969      Shell Deepwater Dev             07/01/85       10/29/98
MC        0891        9889      Shell Deepwater Dev             05/01/88
MC        0898        9895      BP Exp & Oil                    05/01/88
MC        0899        9896      BP Exp & Oil                    05/01/88       01/25/91
MC        0911        9899      BP Exp & Oil                    05/01/88       08/03/97
MC        0912        9900      BP Exp & Oil                    05/01/88
MC        0934        7975      Shell Deepwater Dev             07/01/85       12/22/94
MC        0935        7976      Shell Deepwater Dev             07/01/85       01/28/94
MC        0942        9904      Shell Deepwater Dev             05/01/88       09/23/98
MC        0955        8862      Shell Deepwater Dev             06/01/87
MC        0956        8863      Shell Deepwater Dev             06/01/87
MC        0999        8866      Shell Deepwater Dev             06/01/87
MC        1000        8867      Shell Deepwater Dev             06/01/87
MO        0821        5058      Shell Offshore                  04/01/82       10/16/85
MP        0251        7823      Shell Deepwater Prod            08/01/85       11/16/86
MP        0252        7824      Shell Deepwater Prod            08/01/85       11/13/85
MP        0309        8760      Shell Offshore                  06/01/87       06/21/89
MP        0310        4126      Shell Offshore                  10/01/79       05/19/80
MP        0312       16520      Shell Offshore                  07/01/96       01/20/97
MP        0315        8467      Shell Offshore                  07/01/86       10/16/86
PN        0969        5953      Shell Offshore                  10/01/83       02/04/84
PN        0975       20603      Shell Offshore                  10/01/98       12/09/98
PN        0976        5954      Shell Offshore                  10/01/83       04/09/90
SA        0010        3958      Shell Offshore                  03/01/79       03/30/79
SA        0012       14590      IP Pet                          07/01/94       10/02/82

                                    EXHIBIT A
            SEVENTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                      DEDICATED LEASES AS OF AUGUST 1, 1999
                                 FEDERAL LEASES

SM        0130        2280      Shell Offshore                  02/01/73       04/05/73
SM        0131        2281      Shell Offshore                  01/01/73       02/21/73
SS        0076       15276      Mobil E&P SE                    08/01/95       11/04/95
SS        0201        5557      L L & E                         07/01/83       11/24/90
SS        0258        5560      Shell Frontier O&G              07/01/83       01/18/86
SS        0259        5044      Shell Frontier O&G              04/01/82       08/21/82
ST        0211       16435      IP Pet                          07/01/96
ST        0300        4240      Shell Offshore                  12/01/79       07/10/81
ST        0301        3594      Shell Offshore                  08/01/77       02/08/78
ST        0302        6779      Shell Offshore                  06/01/84       12/16/84
SX        0017        4143      Shell Offshore                  10/01/79       02/22/81
SX        0040        4745      Shell Offshore                  09/01/81       10/28/86
VK        0736       13987      Shell Offshore                  07/01/93       09/23/98
VK        0780        6884      Shell Offshore                  06/01/84       02/04/86
VK        0783        6886      Shell Deepwater Prod            06/01/84       11/02/84
VK        0784       13060      Shell Deepwater Prod            07/01/91       02/10/96
VK        0824       15436      Shell Offshore                  09/01/95       06/09/98
VK        0827        7910      Shell Deepwater Prod            09/01/85       09/14/98
VK        0867        6889      Amoco Prod                      07/01/84
VK        0871        8469      Amoco Prod                      06/01/86       05/26/94
VK        0872       19907      Shell Deepwater Dev             08/01/98       11/20/98
VK        0873       19908      Shell Deepwater Dev             08/01/98       12/15/98
VK        0911        6892      Shell Deepwater Prod            07/01/84       08/27/98
VK        0912        6893      Shell Deepwater Prod            07/01/84       03/01/85
VK        0915        6894      Amoco Prod                      06/01/84       04/14/93
VR        0161        1127      Samedan                         06/01/62       01/01/63
VR        0195       19760      Shell Offshore                  08/01/98
VR        0196       19760      Shell Offshore                  08/01/98       01/01/63
VR        0207       19760      Shell Offshore                  08/01/98
VR        0260       15197      Shell Offshore                  07/01/95       12/04/95
VR        0308       11892      Newfield Exp                    05/01/90       10/25/94
VR        0355       12876      Shell Offshore                  07/01/91       02/14/92
WC        0094       15054      IP Pet                          07/01/95       10/26/96
WC        0170        4085      CXY Energy Off                  10/01/79       06/25/80
WC        0182       15062      Seneca Res                      08/01/95       10/22/96
WC        0195       16123      IP Pet                          06/01/96       05/09/97
WC        0266       13838      Shell Offshore                  08/01/93       11/01/96
WC        0269       13563      Shell Offshore                  08/01/92       06/22/95
WC        0270       15073      Shell Offshore                  07/01/95       06/24/96
WC        0311       15079      IP Pet                          07/01/95       04/27/96
WC        0505       16200      LLOG Exp Off                    06/01/96       10/04/98
WC        0565        2015      Shell Offshore                  02/01/71       01/06/72
WC        0633        2238      Shell Offshore                  01/01/73       01/22/73
WD        0034        3414      Forcenergy                      01/01/77       01/30/77

                                    EXHIBIT A
            SEVENTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                      DEDICATED LEASES AS OF AUGUST 1, 1999
                          LEASES WITH OPERATING RIGHTS

                                        CURRENT
                                         LEASE
AREA    BLOCK    LEASE #     LEASE      OPERATOR    LEASE DATE       Description of Operating Rights
-------------------------------------------------------------------------------------------------------
 EI      0088     10721      G10721    Burlington    07/01/89      N1/2; SE1/4; E1/2SW1/4; NW1/4SW1/4;
                                                                   E1/2SW1/4SW1/4, limited from the
                                                                   surface to a depth of 25,000'
                                                                   subsea; and W1/2SW1/4SW1/4, limited
                                                                   from a depth of 8,200' subsea to a
                                                                   depth of 25,000' subsea.

 EI      0089       044      G00044    Burlington    08/28/45      N1/2; SW1/4; W1/2SE1/4;
                                                                   W1/2E1/2SE1/4; NE1/4NE1/4SE1/4;
                                                                   SE1/4SE1/4SE1/4, Block 89, Eugene
                                                                   Island Area, limited from the
                                                                   surface to a depth of 25,000'
                                                                   subsea; and the SE1/4NE1/4SE1/4;
                                                                   NE1/4SE1/4SE1/4, limited from a
                                                                   depth of 8,200' subsea to a depth
                                                                   of 25,000' subsea.

 EI      0090       229      G00229    Burlington    11/19/48      SE1/4 of Block 90, Eugene Island
                                                                   Area, INSOFAR AND ONLY INSOFAR AS
                                                                   lease covers the following:
                                                                   NE1/4SE1/4; W1/2SE1/4;
                                                                   W1/2SE1/4SE1/4, limited from the
                                                                   surface to a depth of 25,000'
                                                                   subsea; and the E1/2SE1/4SE1/4,
                                                                   limited from a depth of 10,800'
                                                                   subsea to a depth of 25,000' subsea.

 EI      0093       228      G00228    Burlington    11/19/48      E1/2 of Block 93, Eugene Island
                                                                   Area, INSOFAR AND ONLY INSOFAR AS
                                                                   said lease covers the following:
                                                                   W1/2E1/2NE1/4; W1/2NE1/4; SE1/4,
                                                                   limited from the surface to a depth
                                                                   of 25,000' subsea; and the
                                                                   E1/2E1/2NE1/4, limited from a depth
                                                                   of 25,000' subsea.

 EI      0094      5488      G05488    Burlington    07/01/83      N1/2; SE1/4; N1/2SW1/4;
                                                                   N1/2S1/2SW1/4; S1/2SE1/4SW1/4;
                                                                   E1/4SW1/4SW1/4, limited from the
                                                                   surface to a depth of 25,000'
                                                                   subsea; and the SW1/4SW1/4SW1/4,
                                                                   limited from a depth of 10,800'
                                                                   subsea; to a depth of 25,000'
                                                                   subsea.

 EI      0095       046      G00046    Burlington    08/28/45      E1/2; E1/2W1/2; SW1/4SW1/4;
                                                                   S1/2NW1/4SW1/4; NW1/4NW1/4SW1/4;
                                                                   SW1/4NW1/4NW1/4; W1/2SW1/4NW1/4;
                                                                   Block 95, Eugene Island Area,
                                                                   limited from the surface to a depth
                                                                   of 25,000' subsea ; and the
                                                                   N1/2NW1/4NW1/4; SE1/4NW1/4NW1/4;
                                                                   E1/2SW1/4NW1/4; NE1/4NW1/4SW1/4;
                                                                   limited from a depth of 8,200'
                                                                   subsea to a depth of 25,000' subsea.

 EI      0109     17967      G17967       Tana       07/01/97      All of Block 109, Eugene Island
                                                                   Area, INSOFAR AND ONLY INSOFAR AS
                                                                   said lease covers that portion of
                                                                   Eugene Island Block 109 below
                                                                   17,000 feet true vertical depth
                                                                   (TVD) down to and including 35,000
                                                                   feet TVD;

                                    EXHIBIT A
            SEVENTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                      DEDICATED LEASES AS OF AUGUST 1, 1999
                          LEASES WITH OPERATING RIGHTS

 EI      0255      1958      G01958      Forest      01/01/70      S1/2 of Block 255, Eugene Island
                                                                   Area, INSOFAR AND ONLY INSOFAR AS
                                                                   the operating rights affect the
                                                                   SW1/4SW1/4SW1/4 INSOFAR AND ONLY
                                                                   INSOFAR AS the "P" Sand which is
                                                                   defined in that certain Federal
                                                                   Unit Agreement (Contract No.
                                                                   14-08-0001-12325) Eugene Island
                                                                   Block 276 "P" Sand, Reservoir 'A',
                                                                   as the stratigraphic equivalent of
                                                                   that productive sand.

 GA      0394     13317      G13317      IP Pet      12/01/91      All of Block 394, Galveston Area,
                                                                   INSOFAR AND ONLY INSOFAR as the
                                                                   operating rights in the lease cover
                                                                   the depths from the surface of the
                                                                   earth down to the stratigraphic
                                                                   equivalent of 8,850 feet true
                                                                   vertical depth as seen in the
                                                                   Electric log for the OCS-G 13317
                                                                   Well No. 2.

 GA      0395     12508      G12508      IP Pet      10/01/90      All of Block 395, Galveston Area,
                                                                   INSOFAR AND ONLY INSOFAR AS the
                                                                   operating rights in the lease cover
                                                                   the depths from the surface of the
                                                                   earth down to the stratigraphic
                                                                   equivalent of 100 feet below the
                                                                   total depth drilled in the OCS-G
                                                                   12508 Well 1, which was drilled to
                                                                   a true vertical depth of 8,508
                                                                   feet.

 HI      0131     14863      G14863      Vastar      10/01/94      All of Block 131, High Island Area,
                                                                   INSOFAR AND ONLY INSOFAR AS said
                                                                   lease includes Assignor's operating
                                                                   rights from the surface to 8,000
                                                                   feet TVD in the W1/2 of the Lease;

 HI      0154     14159      G14159       SOI        01/01/94      N1/2 of block 154, High Island
                                                                   Area, INSOFAR AND ONLY INSOFAR as
                                                                   the lease covers the NW1/4;
                                                                   W1/2NE1/4 and W1/2E1/2NE1/4 of said
                                                                   Block 154, from below 8,000 TVD to
                                                                   30,000 TVD;

 HI      0154      2357      G02357    Northstar     08/01/73      S1/2 of Block 154, High Island
                                                                   Area, INSOFAR AND ONLY INSOFAR AS
                                                                   said lease covers all depths from
                                                                   the surface down to 100 feet below
                                                                   the base of the stratigraphic
                                                                   equivalent of that sand encountered
                                                                   at a measured depth of 9,815 feet
                                                                   in OCS-G 14159, Well No. 1.

 MC      0267      3799      G03799      Exxon       06/01/78      All of Block 267, Mississippi
                                                                   Canyon, INSOFAR AND ONLY INSOFAR AS
                                                                   the operating rights cover the W1/2
                                                                   of said block from the surface to
                                                                   the earth down to and including the
                                                                   stratigraphic equivalent of 12,135'
                                                                   MD, as seen in Shell OCS-G 3799 No.
                                                                   3 Sonic Log.

 MP      0131     13651      G13651       ATP        09/01/92      All of Block 131, Main Pass Area,
                                                                   INSOFAR AND ONLY INSOFAR AS the
                                                                   lease covers all depths below 8,000
                                                                   feet true vertical depth.

 MP      0303      4253      G04253       Oxy        12/01/79      INSOFAR AND ONLY INSOFAR AS the
                                                                   lease covers the S1/2S1/2 of Block
                                                                   303, Main Pass Area, South and East
                                                                   Addition, down to a depth of
                                                                   25,000'.

                                    EXHIBIT A
            SEVENTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                      DEDICATED LEASES AS OF AUGUST 1, 1999
                          LEASES WITH OPERATING RIGHTS

 MP      0304      3339      G03339       Oxy        04/01/76      INSOFAR AND ONLY INSOFAR AS the
                                                                   lease covers the SW1/4SW1/4 and the
                                                                   W1/2SE1/4SW1/4 of Block 304, Main
                                                                   Pass Area, South and East Addition,
                                                                   down to a depth of 25,000'.

 MP      0313      4127      G04127     Chevron      10/01/79      All of Block 313, Main Pass Area,
                                                                   South & East Addition, INSOFAR AND
                                                                   ONLY INSOFAR AS said lease covers
                                                                   depths below a true vertical depth
                                                                   of 12,000'.

 SS      0202      5558      G05558       LL&E       07/01/83      All of Block 202, Ship Shoal Area,
                                                                   all intervals lying at depths
                                                                   greater than the stratigraphic
                                                                   equivalent of the top of the "MI"
                                                                   Sand at a depth 350' below the
                                                                   total depth of Conoco's Ship Shoal
                                                                   201 No. 1 Well, same being 12,450'
                                                                   TVD.

 SS      0356      5206      G05206     Soco Off     01/01/83      All of Block 356, Ship Shoal Area,
                                      (Delmar Op)                  INSOFAR BUT ONLY INSOFAR AS said
                                                                   lease covers depths below 8,600'.

 VR      0171      1130      G01130       LL&E       06/01/62      Block 171, Vermilion Area, INSOFAR
                                                                   BUT ONLY INSOFAR AS said lease
                                                                   covers depths from the surface down
                                                                   to a depth of 11,022' below the
                                                                   mean low wave of the Gulf of Mexico.

 VR      0241     15194      G15194       EEX        07/01/95      All of Block 241, Vermillion Area,
                                                                   INSOFAR AND ONLY INSOFAR AS said
                                                                   lease covers the NW1/4 as to all
                                                                   depths from the surface down to 100
                                                                   feet below the base of the
                                                                   stratigraphic equivalent of that
                                                                   sand encountered at a measured
                                                                   depth of 11,840 feet as seen in the
                                                                   OCS-G 5386, Well No. 1.

 VR      0332      9514      G09514     Samedan      07/01/88      All of Block 332, Vermilion Area,
                                                                   South Addition, INSOFAR AND ONLY
                                                                   INSOFAR AS the lease covers a depth
                                                                   from 12,000' subsea to 100,000'
                                                                   subsea.

                                    EXHIBIT A
            SEVENTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                      DEDICATED LEASES AS OF AUGUST 1, 1999
            OVERRIDING ROYALTY INTERESTS AND OTHER OIL AND GAS RIGHTS

            BLOCK        LEASE #         LEASE     CURRENT LEASE OPERATOR       DATE       SPUD DATE
----------------------------------------------------------------------------------------------------
BS           0050       LA. 16393       L06393     Log Exploration            02/15/99
EB           0642          9183         G09183     Kerr-McGee                 10/01/87         -
EB           0643          9184         G09184     Kerr-McGee                 10/01/87      11/25/97
EB           0688          9191         G09191     Kerr-McGee                 11/01/87      01/17/98
EB           0732          9194         G09194     Kerr-McGee                 10/01/87         -
EI           0116           478         G00478     Ocean Energy               01/01/55      09/05/97
EI           0172          5494         G05494     Newfield                   07/01/83      01/21/99
EI           0255          1958         G01958     Forest                     01/01/70      06/04/99
EI           0354         10752         G10752     Texaco                     05/01/89      10/03/97
EW           0921         12142         G12142     British-Borneo             05/01/90      02/05/99
EW           0963         13084         G13084     Marathon                   07/01/91      11/19/96
EW           0964         12144         G12144     British-Borneo             05/01/90      07/20/99
EW           0965         12145         G12145     British-Borneo             05/01/90      01/23/98
GA           0144         17119         G17119     Mariner                    01/01/97      08/23/98
GA           0321         11316         G11316     Apache                     11/01/89      01/23/92
GB           0117         12631         G12631     Flextrend                  10/01/90      11/04/96
GB           0200         15852         G15852     Amerada Hess               11/01/95      01/18/99
GI           0076          2161         G02161     Forcenergy                 10/01/72      01/05/78
GC           0020         15531         G15531     Reading & Bates            09/01/95      12/23/96
GC           0825          9981         G09981     Amoco                      05/01/88         -
GC           0826          9982         G09982     Amoco                      05/01/88      12/08/98
MP           0047       LA. 16392       L16392     Log Exploration            02/15/99
MP           0233         16509         G16509     Coastal Oil                09/01/96      04/07/98
MP           0255          7825         G07825     Snyder                     08/01/85      09/10/97
MP           0259          7827         G07827     Snyder                     09/01/85      11/03/98
MP           0260          7828         G07828     Snyder                     09/01/85      02/26/98
MC           0546         14642         G14642     British-Borneo             05/01/94      05/25/98
MC           0718          7952         G07952     Mariner                    08/01/85      06/03/95
MO          TR.92        ALA 705        A00705     Mobil                      07/19/88         -
MO          TR.74        ALA 703        A00703     Mobil                      07/19/88         -
MO          TR.75       1584/0130       A01584     Mobil
                         2865/585
                         2865/591
                         3322/346
MO          TR.93        ALA 706        A00706     Mobil                      07/19/88         -
MU          862-L      TX. M-98756      T98756                                10/07/97
MU          863-L      TX. M-98757      T98757                                10/07/97
SS           0103         18007         G18007     Basin                      07/01/97      04/03/99
SS           0321         12955         G12955     ATP                        05/01/91      04/24/97
SM           0255          9564         G09564     Seagull                    08/01/88      07/11/93
SM           0266          9565         G09565     Seagull                    08/01/88      09/23/93
VR           0159          3128         G03128     McMoran                    07/01/75      06/04/98
VR           0221          4424         G04424     TDC                        11/01/80      06/04/94
VR           0296          9511         G09511     Seneca Res                 06/01/88      03/11/93
VR           0370          2275         G02275     Transworld                 02/01/73      10/19/98
VR           0385         12880         G12880     Transworld                 07/01/91      06/04/96
VK           0692          7898         G07898     Snyder                     09/01/85         -

                                   EXHIBIT A
            SEVENTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                     DEDICATED LEASES AS OF AUGUST 1, 1999
           OVERRIDDING ROYALTY INTERESTS AND OTHER OIL AND GAS RIGHTS

VK           0693          7898         G07898     Snyder                     09/01/85      11/19/90
VK           0698          7901         G07901     Snyder                     08/01/85      06/07/97
WD           0137         14566         G14566     Sonat                      05/01/94      01/31/99
WC           0368          5315         G05315     Century Offshore           07/01/83      5/59/98

                                    EXHIBIT A
            SEVENTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                      DEDICATED LEASES AS OF AUGUST 1, 1999
                                  STATE LEASES

                                                        LEASE
      AREA              BLOCK      LEASE #             OPERATOR              LEASE DATE
---------------------------------------------------------------------------------------
Mobile - Fairway         113       AL 531                 SOI                  4/2/81
Mobile - Fairway         132       AL 532                 SOI                  4/2/81
Mobile Bay               109       AL 627                 SOI                  8/14/84
South Pass                1        LA 988                 SOI                  4/25/47
Galveston               249 L     TX 98156       Spinnaker Exp Co, LLC         4/1/97
Galveston               249 L     TX 99204       Spinnaker Exp Co, LLC         4/7/98
Galveston               250 L     TX 98157       Spinnaker Exp Co, LLC         4/1/97
South Pass 31            31        LA14860                SOI                  1/17/95
South Pass 31            31        LA14861                SOI                  1/17/95
Main Pass                47       La 16392           Main Pass LLC             2/15/99
Breton Sound             50       La 16393           Main Pass LLC             2/15/99

                                    EXHIBIT A
            SEVENTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                      DEDICATED LEASES AS OF AUGUST 1, 1999
                            PARTICIPATION AGREEMENTS

                                                                          LEASE        SPUD
AREA         BLOCK      LEASE #      LEASE    CURRENT LEASE OPERATOR       DATE        DATE
---------------------------------------------------------------------------------------------
 HI          A545        17199      G17199    SOI                        01/01/97    09/12/97
 VK          0779        13673      G13673    ELF                        08/01/95    02/16/99
 VK          0823        10942      G10942    ELF                        07/01/89    07/17/99
 EI          0172         5494      G05494    NEWFIELD EXP               07/01/83    01/21/99

                                    EXHIBIT B
            SEVENTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                                 EXCLUDED LEASE

SUPPLY SOURCE                    RECEIPT POINT                   LEASE NUMBER
-------------                    -------------                   ------------
Grand Isle 33                    Grand Isle 33                   OCS-G-4002

Sabine 10                        Sabine 10                       OCS-G-3958

Sabine 12                        Sabine 12                       OCS-G-14590

Sabine 17                        Sabine 10                       OCS-G-4143

East Breaks 641                  East Breaks 643                 OCS-G-21374

East Breaks 642                  East Breaks 643                 OCS-G-09183

East Breaks 643                  East Breaks 643                 OCS-G-09184

East Breaks 686                  East Breaks 643                 OCS-G-20729

East Breaks 688                  East Breaks 643                 OCS-G-09191

East Breaks 732                  East Breaks 643                 OCS-G-09194

NPI 969                          NPI 969                         OCS-G-5953

NPI 975                          NPI 969                         OCS-G-20603

NPI 976                          NPI 969                         OCS-G-5954

BR A-19                          BR A-19                         OCS-G-3936

                                    EXHIBIT B
            SEVENTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                                 EXCLUDED LEASE

BR A-20                          BR A-19                         OCS-G-3476

WC 565                           WC 565                          OCS-G-2015

Mobile Block 113                 Yellowhammer                    AL-531

Mobile Block 132                 Yellowhammer                    AL-532

                                    EXHIBIT C
            SEVENTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                               CONSIDERATION BASIS

* CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION, AND THE APPROPRIATE SECTION HAS BEEN MARKED AT THE APPROPRIATE PLACE AND THE MARGIN WITH A STAR (*).

         PLANT                      CONSIDERATION BASIS
         -----                      -------------------
*      [REDACTED]

                                    EXHIBIT D
            SEVENTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                 UPSTREAM PIPELINES WITH PROCESSOR'S RETROGRADE

UPSTREAM PIPELINE                       GAS PLANT         COUNTY/PARISH
------------------                      ---------         -------------
Southern Natural Pipeline               Toca              St. Bernard, LA

Mississippi Canyon Gas Pipeline         Venice            Plaquemines, LA

Destin Pipeline                         Pascagoula        Jackson, MS

EXHIBIT E

SEVENTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS

ATTORNMENT LETTER

[Name of Producer]                          [Name of Transferee of Lease]
[Address of Producer]                       [Address of Transferee of Lease]

Ladies and Gentlemen:

Subject: Transfer of Certain Leases
         Notification and Consent to Assignment

         1. AGREEMENT FOR TRANSFER OF LEASES. Per prior discussions, your respective offices have been apprised that [name of producer] ("[name of producer]") and [name of transferee] ("Successor Producer") have entered an agreement by which [name of producer] will transfer to Successor Producer (the "Transfer") those certain interests in and to certain properties and leases as described on Exhibit A ( the "Properties").

         2. COGNIZANCE OF PRIOR CONVEYANCE OF PROCESSING RIGHTS. The parties acknowledge that all gas processing rights associated with the Properties have been conveyed to Processor by virtue of that certain Seventh Amendment to Conveyance of Gas Processing Rights (as the same may be amended from time to time after April 1, 2004, the "Conveyance of Processing Rights") dated April 1, 2004 by and between Enterprise Gas Processing, LLC ("Processor") and Shell Oil Company and certain of its named affiliates (collectively, "Producers"), a copy of which is attached hereto and made a part hereof as if set forth herein in its totality.

         3. RESERVATION OF RIGHTS BY PROCESSOR. Processor hereby expressly reserves all its rights under the Conveyance of Processing Rights with respect to the Properties. Successor Producer hereby acknowledges and agrees that it is acquiring the Properties subject to the rights conveyed to Processor in the Conveyance of Processing Rights.

         4. ASSUMPTION OF PRODUCER'S OBLIGATIONS. Successor Producer hereby assumes and agrees to perform all of the obligations of [name of producer] to Processor, and receives and accepts all rights of [name of producer], under the Conveyance of Processing Rights, insofar as they relate to the Properties.

         5. CONSENT TO TRANSFER. Processor hereby acknowledges and consents to the Transfer and agrees to render to Successor Producer the performance of Processor's obligations to Producers under the Conveyance of Processing Rights insofar as they relate to the Properties.

         6. COUNTERPARTS. This document may be executed in any number of counterparts, each of which when combined and taken together, shall be considered but one and the same document.

         7. COVENANTS RUNNING WITH THE LAND. The parties intend that, to the extent permitted by law, this instrument and the Conveyance of Gas Processing Rights shall be considered to be covenants running with the Properties which shall inure to the benefit of, and be binding upon, the successors and assigns of the parties' interests insofar as they relate to the Conveyance of Gas Processing Rights or the Properties.

         Your prompt attention to this matter will be appreciated. Should you have any questions or require further information in this regard, please contact our office.

Yours very truly,

Name
[title]

[NAME OF TRANSFEREE]                       [NAME OF PRODUCER]

Agreed to and approved this ______         Agreed to and approved this ______
day of ______________________, 20__.       day of ______________________, 20__.

By: ___________________________            By: ___________________________

Title: _________________________           Title: _________________________

ENTERPRISE GAS PROCESSING, LLC

Agreed to and approved this ______
day of ______________________, 20__.

By: ___________________________

Title: __________________________